                                             1933 Act Registration No.  33-10261
                                             1940 Act Registration No.  811-4905


       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             (Registration No. 33-10261)
                             Pre-Effective Amendment No.
                                                        ------
                            Post-Effective Amendment No.  30
                                                        ------
                                        AND/OR
                           REGISTRATION STATEMENT UNDER THE
                            INVESTMENT COMPANY ACT OF 1940
                             (Registration No. 811-4905)
                                Amendment No.   30
                                              ------
                           (Check appropriate box or boxes)

                                   PIPER FUNDS INC.
                  (Exact Name of Registrant as Specified in Charter)

           Piper Jaffray Tower, 222 South 9th Street, Minneapolis, MN 55402
           ----------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)

         Registrant's Telephone Number, Including Area Code:  (6l2) 342-6384
                                                              --------------

                                     Paul A. Dow
                        Piper Capital Management Incorporated
                                 Piper Jaffray Tower
                  222 South 9th Street, Minneapolis, Minnesota 55402
                  --------------------------------------------------
                       (Name and Address of Agent for Service)

                                       Copy to:
                                Kathleen L. Prudhomme
                                 Dorsey & Whitney LLP
                                220 South Sixth Street
                             Minneapolis, Minnesota 55402

  X   immediately upon filing pursuant to paragraph (b) of rule 485
-----
      on (specify date) pursuant to paragraph (b) of rule 485
-----
      75 days after filing pursuant to paragraph (a) of rule 485, unless
----- effectiveness is accelerated by the staff of the Securities and Exchange
      Commission
      on (specify date) pursuant to paragraph (a) of rule 485
-----

    The Registrant has registered an indefinite number of its common shares pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended September 30, 1996 will be filed on or before November 30, 1996.

                                PIPER FUNDS INC.

                       Registration Statement on Form N-1A

                         -------------------------------

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                         -------------------------------

     Item No.                         Prospectus Heading
     --------                         ------------------

1.   Cover Page. . . . . . . . . . .  Cover Page

2.   Synopsis. . . . . . . . . . . .  Introduction; Fund Expenses

3.   Financial Highlights. . . . . .  Financial Highlights

4.   General Description
       of Registrant . . . . . . . .  Introduction; Investment
                                      Objectives and Policies; Special
                                      Investment Methods; Characteristics and
                                      Risks of Securities and Special Investment
                                      Methods

5.   Management of the Fund. . . . .  Management

6.   Capital Stock and
       Other Securities. . . . . . .  General Information;
                                      Introduction; Dividends and Distributions;
                                      Tax Status

7.   Purchase of Securities
       Being Offered . . . . . . . .  Distribution of Fund Shares;
                                      How to Purchase Shares; Reducing Your
                                      Sales Charge; Special Purchase Plans;
                                      Valuation of Shares; Shareholder Services

8.   Redemption or Repurchase. . . .  How to Redeem Shares; Shareholder Services

9.   Pending Legal Proceedings . . .  General Information

                                      Statement of Additional Information
                                      Heading
                                      -----------------------------------

10.  Cover Page. . . . . . . . . . .  Cover Page

11.  Table of Contents . . . . . . .  Cover Page

12.  General Information
       and History . . . . . . . . .  General Information; Pending Litigation

13.  Investment Objectives
       and Policies. . . . . . . . .  Investment Policies and Restrictions

14.  Management of the Fund. . . . .  Directors and Executive Officers

15.  Control Persons and Principal
       Holders of Securities . . . .  Capital Stock and Ownership of Shares

16.  Investment Advisory and
       Other Services. . . . . . . .  Investment Advisory and Other Services

17.  Brokerage Allocation. . . . . .  Portfolio Transactions and Allocation of
                                      Brokerage

18.  Capital Stock and Other
       Securities. . . . . . . . . .  Capital Stock and Ownership of Shares

19.  Purchase, Redemption and
       Pricing of Securities
       Being Purchased . . . . . . .  Net Asset Value and Public Offering Price;
                                      Performance Comparisons; Purchase of
                                      Shares; Redemption of Shares

20.  Tax Status. . . . . . . . . . .  Taxation

21.  Underwriters. . . . . . . . . .  Investment Advisory and Other Services;
                                      Portfolio Transactions and Allocation of
                                      Brokerage

22.  Calculations of
       Performance Data. . . . . . .  Performance Comparisons

23.  Financial Statements. . . . . .  Financial Statements

                                Explanatory Note


     This Registration Statement for administrative convenience, contains the combined Part A (Prospectus), Part B (Statement of Additional Information) and Part C (Other Information) of two Registrants: one series of Piper Funds Inc.-- II and two series of Piper Funds Inc.

     A separate registration statement which incorporates by reference the aforementioned combined Part A, Part B and Part C is being filed for Piper Funds Inc.--II . This registration statement contains only those exhibits which relate to Piper Funds Inc.

                                               PROSPECTUS DATED NOVEMBER 6, 1996

                             GOVERNMENT INCOME FUND
                             INTERMEDIATE BOND FUND
                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                              PIPER JAFFRAY TOWER
           222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804
                           (800) 866-7778 (TOLL FREE)

    GOVERNMENT INCOME FUND has an investment objective of high current income to the extent consistent with preservation of capital. The Fund will invest primarily in securities which are issued or guaranteed as to payment of
principal   and   interest  by   the  U.S.   Government   or  its   agencies  or
instrumentalities. The Fund invests a significant portion of its assets in mortgage-related U.S. Government securities, which may include derivative mortgage securities.

    INTERMEDIATE BOND FUND has an investment objective of a high level of current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a broad range of investment quality debt securities.

    ADJUSTABLE RATE MORTGAGE SECURITIES FUND has an investment objective of providing the maximum current income that is consistent with low volatility of principal. The Fund seeks to achieve its objective by investing primarily in adjustable rate mortgage securities.

    PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.

    INVESTMENTS IN THE FUNDS MAY INVOLVE ADDITIONAL RISKS. THE FUNDS MAY ENGAGE IN SHORT-TERM TRADING IN ATTEMPTING TO ACHIEVE THEIR INVESTMENT OBJECTIVES, WHICH WILL INCREASE TRANSACTION COSTS. IN ADDITION, GOVERNMENT INCOME FUND MAY ENTER INTO REVERSE REPURCHASE AGREEMENTS AS A MEANS OF BORROWING FOR INVESTMENT PURPOSES. EACH FUND MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN MORTGAGE-RELATED SECURITIES, INCLUDING DERIVATIVE MORTGAGE SECURITIES. GOVERNMENT INCOME FUND AND ADJUSTABLE RATE MORTGAGE SECURITIES FUND ALSO MAY INVEST IN ILLIQUID SECURITIES WHICH WILL INVOLVE GREATER RISK THAN INVESTMENTS IN OTHER SECURITIES AND MAY INCREASE FUND EXPENSES. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND SPECIAL INVESTMENT METHODS" FOR A DISCUSSION OF THE RISKS OF EACH OF THESE TECHNIQUES. THE MARKET VALUES OF THE SECURITIES IN WHICH THE FUNDS INVEST WILL FLUCTUATE WITH CHANGING INTEREST RATES, AS WILL EACH FUND'S NET ASSET VALUE.

    This Prospectus concisely describes the information about the Funds that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

    A Statement of Additional Information about the Funds dated November 6, 1996 is available free of charge. Write to the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800)
866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

    THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY   THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR  ANY
        STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY OR
           ADEQUACY  OF  THIS  PROSPECTUS.  ANY  REPRESENTATION  TO
                           THE CONTRARY IS A CRIMINAL OFFENSE.

                                  INTRODUCTION

    Government Income Fund ("Government Fund") and Intermediate Bond Fund ("Bond Fund") (formerly Institutional Government Income Portfolio) are series of Piper Funds Inc. ("Piper Funds"), an open-end management investment company the shares of which are currently issued in twelve separate series. Adjustable Rate Mortgage Securities Fund ("ARMS Fund") is the sole outstanding series of another open-end management investment company, Piper Funds Inc.-II ("Piper Funds II"). Each of Government Fund, Bond Fund and ARMS Fund (sometimes referred to individually as a "Fund" or collectively as the "Funds") has a different investment objective, as described on the cover page of this Prospectus, and is designed to meet different investment needs. The Funds are classified as diversified mutual funds.

THE INVESTMENT ADVISER

    The Funds are managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. Each Fund pays the Adviser a fee for managing its investment portfolio. The fees for Government Fund, Bond Fund and ARMS Fund are paid at annual rates of .50%, .30% and .35%, respectively, of average daily net assets and are scaled downward as assets increase in size above $250 million, $100 million and $500 million, respectively. See "Management--Investment Adviser."

THE DISTRIBUTOR

    Piper Jaffray Inc. ("Piper Jaffray"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Funds' shares.

OFFERING PRICE

    Shares of the Funds are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer, plus a maximum sales charge of 4% of the offering price (4.17% of the net asset value) for Government Fund, 2% of the offering price (2.04% of the net asset value) for Bond Fund and 1.50% of the offering price (1.52% of the net asset value) for ARMS Fund, in each case on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a contingent deferred sales charge of 1.00% for Government Fund, .30% for Bond Fund and .20% for ARMS Fund will be imposed in the event of a redemption transaction occurring within 24 months following such a purchase. DURING THE SPECIAL OFFERING PERIOD, WHICH EXTENDS THROUGH DECEMBER 31, 1996, SHARES OF THE FUNDS ARE BEING OFFERED TO THE PUBLIC WITHOUT AN INITIAL SALES CHARGE. HOWEVER, FOR ANY PURCHASE THAT WOULD BE SUBJECT TO AN INITIAL SALES CHARGE OUTSIDE OF THE SPECIAL OFFERING PERIOD, THE FUNDS WILL IMPOSE A CONTINGENT DEFERRED SALES CHARGE OF 2% ON REDEMPTIONS DURING THE FIRST 12 MONTHS AFTER PURCHASE, AND 1% ON REDEMPTIONS DURING THE SECOND 12 MONTHS. SEE "HOW TO PURCHASE SHARES--PURCHASE PRICE" AND "HOW TO REDEEM SHARES--CONTINGENT DEFERRED SALES CHARGE."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

    The minimum initial investment for each Fund is $250. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum. See "How to Purchase Shares--Minimum Investments."

EXCHANGES

    You may exchange your shares for shares of any other mutual fund managed by the Adviser which is eligible for sale in your state of residence, provided that, if you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which the exchange will be made. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. However, ARMS Fund shares which were received in the Merger may be exchanged into shares of a fund with a higher sales charge without payment of an additional sales charge. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services--Exchange Privilege."

REDEMPTION PRICE

    Shares of the Funds may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares--Contingent Deferred Sales Charge." Each Fund reserves the right, upon 30 days' written notice, to redeem an account if the net asset value of the shares falls below $200. See "How to Redeem Shares--Involuntary Redemption."

CERTAIN RISK FACTORS TO CONSIDER

    An investment in any of the Funds is subject to certain risks, as set forth in detail under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods." As with other mutual funds, there can be no assurance that any Fund will achieve its objective. Each of the Funds is subject to interest-rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of each Fund's shares will vary. Each Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal) to the extent it invests in non-U.S. Government securities. Each of the Funds may engage in the following investment practices: the use of repurchase agreements, borrowing from banks and the purchase or sale of securities on a "when-issued" or forward commitment basis, including the use of mortgage dollar rolls by Government Fund and Bond Fund. In addition, Government Fund and ARMS Fund may enter into reverse repurchase agreements, lend their portfolio securities, engage in options transactions on the securities in which they may invest and enter into interest rate futures contracts and options on futures contracts and ARMS Fund may enter into interest rate transactions and invest in Eurodollar instruments. All of these techniques may increase the volatility of a Fund's net asset value. Government Fund may engage in over-the-counter ("OTC") options transactions. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities (with an exception for a certain percentage of such options in limited circumstances). See "Characteristics and Risks of Securities and Special Investment Methods--Options Transactions." The Funds may engage in short-term trading in attempting to achieve their investment objectives, which will increase transaction costs. The Funds may purchase mortgage-related securities which, in addition to interest rate risk, are subject to prepayment risk. The Funds' investments in mortgage-related securities include derivative mortgage securities. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Special Investment Methods."

SHAREHOLDER INQUIRIES

    Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to IFTC at (800) 874-6205. General inquiries regarding the Funds should be directed to the Funds at the telephone number set forth on the cover page of this Prospectus.

                                 FUND EXPENSES

                                               GOVERNMENT      INTERMEDIATE       ADJUSTABLE RATE
                                                 INCOME            BOND               MORTGAGE
                                                  FUND             FUND           SECURITIES FUND
                                               ----------   ------------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)......    4.00%            2.00%                1.50%
  Exchange Fee (1)...........................      $0               $0                   $0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees............................     .50%             .25%                 .35%
  Rule 12b-1 Fees (after voluntary limitation
    for Government Fund and Bond Fund) (2)...     .34%             .22%                 .15%
  Other Expenses.............................     .27%             .19%                 .26%
                                                  ---              ---                  ---
  Total Fund Operating Expenses (after
    voluntary fee limitations for Government
    Fund and Bond Fund)......................    1.11%             .66%                 .76%

------------------------
(1) There is a $5.00 fee for each exchange in excess of four exchanges per year. See "How to Purchase Shares--Exchange Privilege."
(2) See the discussion below for an explanation of voluntary Rule 12b-1 fee limitations and expense reimbursements.

EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                               GOVERNMENT      INTERMEDIATE       ADJUSTABLE RATE
                                                 INCOME            BOND               MORTGAGE
                                                  FUND             FUND           SECURITIES FUND
                                               ----------   ------------------   ------------------
 1 Year......................................     $ 51             $ 27                 $ 23
 3 Years.....................................     $ 74             $ 41                 $ 39
 5 Years.....................................     $ 99             $ 56                 $ 57
10 Years.....................................     $170             $101                 $108

    The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Funds will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The information in the table for Government Fund is based on actual expenses incurred by the Fund during the fiscal year ended September 30, 1996, except that Rule 12b-1 fees reflect a voluntary limitation by the Distributor of amounts payable to it under the Fund's Rule 12b-1 Plan to .34% of average daily net assets for the fiscal year ending September 30, 1997. Rule 12b-1 fees had been limited to .32% of average daily net assets for the fiscal year ended September 30, 1996 resulting in total fund operating expenses of 1.09% of average daily net assets. Absent such limitation, total fund operating expenses for Government Fund for the fiscal year ended September 30, 1996 would have been 1.28% of average daily net assets.

    The information set forth for Bond Fund is based on actual expenses incurred by the Fund during the fiscal year ended September 30, 1996, except that Rule 12b-1 fees reflect a voluntary limitation by the Distributor of amounts payable to it under the Fund's Rule 12b-1 plan to .22% of average daily net assets and other expenses have been adjusted to reflect the fact that the Fund will not incur excise taxes in fiscal 1997. During the fiscal year ended September 30, 1996, the Fund paid federal excise taxes in an amount equal to 0.08% of average daily net assets and the Distributor limited its Rule 12b-1 fees to .20% of the Fund's average daily net assets, resulting in total fund operating expenses of 0.72% of average daily net assets. Absent the Distributor's limitation of its Rule 12b-1-fees, Bond Fund's total fund operating expenses for the fiscal year ended September 30, 1996 would have been 0.82% of average daily net assets.

    The information set forth for ARMS Fund is based on total fund operating expenses for the fiscal year ended August 31, 1996, absent any expense limitations. The Adviser voluntarily limited total fund operating expenses during such fiscal year to .60% of average daily net assets, but has discontinued such limitation.

    Voluntary Rule 12b-1 fee limitations for Government Fund and Bond Fund may be revised or terminated at any time after September 30, 1997. The Adviser may or may not assume additional expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering a Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed.

    As a result of Government Fund's annual payment of its Rule 12b-1 fee, a portion of which is considered an asset-based sales charge, long-term shareholders of Government Fund may pay more than the economic equivalent of the maximum 6.25% front end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management--Investment Adviser" and "Distribution of Fund Shares."

                              FINANCIAL HIGHLIGHTS

    The following financial highlights show certain per share data and selected information for a share of capital stock outstanding during the indicated periods for each Fund. This information has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of each Fund contained in its annual report. An annual report of each Fund is available without charge by contacting the Funds at 800-866-7778 (toll free). In addition to financial statements, such reports contain further information about the performance of the Funds.

GOVERNMENT INCOME FUND

                                                          FISCAL YEAR ENDED SEPTEMBER 30,                        PERIOD FROM
                                             ---------------------------------------------------------           11/1/88 TO
                                               1996      1995      1994      1993      1992     1991     1990      9/30/89
                                             --------  --------  --------  --------  --------  -------  -------  -----------
Net asset value, beginning of period.......  $   8.99      8.42     10.01      9.86      9.69     9.02     9.18       9.50
                                             --------  --------  --------  --------  --------  -------  -------      -----
Operations:
  Net investment income....................      0.60      0.60      0.69      0.80      0.90     0.84     0.81       0.76
  Net realized and unrealized gains
    (losses) on investments................     (0.16)     0.60     (1.58)     0.15      0.17     0.67    (0.16)     (0.32)
                                             --------  --------  --------  --------  --------  -------  -------      -----
      Total from operations................      0.44      1.20     (0.89)     0.95      1.07     1.51     0.65       0.44
                                             --------  --------  --------  --------  --------  -------  -------      -----
Distributions from net investment income...     (0.60)    (0.63)    (0.68)    (0.80)    (0.90)   (0.84)   (0.81)     (0.76)
Distributions from net realized
  gains....................................     --        --        (0.02)    --        --       --       --        --
                                             --------  --------  --------  --------  --------  -------  -------      -----
      Total distributions..................     (0.60)    (0.63)    (0.70)    (0.80)    (0.90)   (0.84)   (0.81)     (0.76)
                                             --------  --------  --------  --------  --------  -------  -------      -----
Net asset value, end of period.............  $   8.83      8.99      8.42     10.01      9.86     9.69     9.02       9.18
                                             --------  --------  --------  --------  --------  -------  -------      -----
                                             --------  --------  --------  --------  --------  -------  -------      -----
Total return (c)...........................      4.99%    14.87%    (9.26%)    10.06%    11.57%   17.51%    7.31%      4.78%
Net assets, end of period
  (in millions)............................  $     84       106       126       160       124       76       73         85
Ratio of expenses to average daily net
  assets (d)...............................      1.09%     1.11%     1.05%     1.09%     1.11%    1.18%    1.08%      1.15%(b)
Ratio of net investment income to average
  daily net assets (d).....................      6.66%     7.02%     7.43%     8.10%     9.15%    9.00%    8.87%      8.81%(b)
Portfolio turnover rate (excluding
  short-term securities)...................        32%       87%      121%      191%      118%     110%     202%       149%

                                                         PERIOD
                                                          FROM
                                               YEAR     3/16/87(A)
                                              ENDED        TO
                                             10/31/88   10/31/87
                                             --------   ---------
Net asset value, beginning of period.......     9.40       10.00
                                             --------   ---------
Operations:
  Net investment income....................     0.82        0.45
  Net realized and unrealized gains
    (losses) on investments................     0.10       (0.60)
                                             --------   ---------
      Total from operations................     0.92       (0.15)
                                             --------   ---------
Distributions from net investment income...    (0.82)      (0.45)
Distributions from net realized
  gains....................................    --          --
                                             --------   ---------
      Total distributions..................    (0.82)      (0.45)
                                             --------   ---------
Net asset value, end of period.............     9.50        9.40
                                             --------   ---------
                                             --------   ---------
Total return (c)...........................    10.18%       1.41%
Net assets, end of period
  (in millions)............................       62          75
Ratio of expenses to average daily net
  assets (d)...............................     1.23%        .70%(b)
Ratio of net investment income to average
  daily net assets (d).....................     8.68%       8.07%(b)
Portfolio turnover rate (excluding
  short-term securities)...................      217%        281%

------------------------------
(a) Commencement of operations.
(b) Adjusted to an annual basis.
(c) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) During the periods reflected above, the Distributor voluntarily waived fees. Had the maximum Rule 12b-1 fee of .50% been in effect, the ratios of expenses and net investment income to average daily net assets would have been: 1.28%/6.47% in fiscal 1996, 1.29%/6.84% in fiscal 1995, 1.24%/7.24% in fiscal  1994,  1.27%/7.92%  in  fiscal  1993,  1.29%/8.97%  in  fiscal 1992,
    1.36%/8.82% in  fiscal  1991, 1.27%/8.68%  in  fiscal 1990,  1.35%/8.61%  in fiscal  1989, 1.43%/8.48%  in fiscal  1988 and  1.48%/7.29% in  fiscal 1987.
    Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.

INTERMEDIATE BOND FUND*

                                                                                                                     PERIOD FROM
                                                            FISCAL YEAR ENDED SEPTEMBER 30,                            11/1/88
                                             -------------------------------------------------------------               TO
                                               1996        1995        1994      1993      1992     1991     1990      9/30/89
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Net asset value, beginning of period.......  $   8.12        7.98       12.22     11.51     10.71    10.02     9.96      10.08
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Operations:
  Net investment income....................      0.53(b)     0.88        0.90      1.29      1.07     0.94     0.91       0.82
  Net realized and unrealized gains
    (losses) on investments................     (0.11)       0.31       (3.96)     0.56      0.73     0.67     0.08      (0.12)
                                             --------    --------    --------  --------  --------  -------  -------  -----------
      Total from operations................      0.42        1.19       (3.06)     1.85      1.80     1.61     0.99       0.70
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Distributions:
  From net investment income...............     (1.04)      (1.05)      (0.95)    (0.90)    (0.91)   (0.90)   (0.90)     (0.81)
  From net realized gains..................     --          --          (0.23)    (0.24)    (0.09)   (0.02)   (0.03)     (0.01)
                                             --------    --------    --------  --------  --------  -------  -------  -----------
      Total distributions..................     (1.04)      (1.05)      (1.18)    (1.14)    (1.00)   (0.92)   (0.93)     (0.82)
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Net asset value, end of period.............  $   7.50        8.12        7.98     12.22     11.51    10.71    10.02       9.96
                                             --------    --------    --------  --------  --------  -------  -------  -----------
                                             --------    --------    --------  --------  --------  -------  -------  -----------
Total return (d)...........................      5.68%      16.15%     (26.65%)    17.04%    17.70%   16.80%   10.30%      7.38%
Net assets, end of period (in millions)....  $    136         319         564       792       470      132       36         28
Ratio of expenses to average daily net
  assets (e)(f)............................      0.72%       0.97%       0.78%     0.70%     0.65%    0.75%    0.78%      0.85%(c)
Ratio of net investment income to average
  daily net assets (e).....................      6.65%       8.02%       9.33%    12.51%    11.01%    9.29%    9.00%      9.03%(c)
Portfolio turnover rate (excluding
  short-term securities)...................        89%        136%        169%      109%       64%      29%      76%        23%

                                              PERIOD
                                               FROM
                                             7/11/88(A)
                                                TO
                                             10/31/88
                                             --------
Net asset value, beginning of period.......    10.00
                                             --------
Operations:
  Net investment income....................     0.21
  Net realized and unrealized gains
    (losses) on investments................     0.08
                                             --------
      Total from operations................     0.29
                                             --------
Distributions:
  From net investment income...............    (0.21)
  From net realized gains..................    --
                                             --------
      Total distributions..................    (0.21)
                                             --------
Net asset value, end of period.............    10.08
                                             --------
                                             --------
Total return (d)...........................     3.09%
Net assets, end of period (in millions)....       18
Ratio of expenses to average daily net
  assets (e)(f)............................     0.75%(c)
Ratio of net investment income to average
  daily net assets (e).....................     7.91%(c)
Portfolio turnover rate (excluding
  short-term securities)...................       14%

------------------------------

  *On September 12, 1996,  shareholders of Intermediate  Bond Fund approved  the discontinuance of a fundamental policy requiring the Fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the Fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and the Fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.
(a) Commencement of operations.
(b) Based on average shares outstanding during the period.
(c) Adjusted to an annual basis.
(d) Total return is based on the change in net asset value during the period, assumes reinvestment of all distributions and does not reflect a sales charge.
(e) During the years reflected above, the Distributor voluntarily waived fees. In addition, the Adviser waived various fees and expenses during fiscal periods 1990, 1989 and 1988. Had the maximum Rule 12b-1 fee been in effect and had the Fund paid all fees and expenses, the ratios of expenses and net investment income to average daily net assets would have been: 0.82%/6.55% in fiscal 1996, 1.07%/7.92% in fiscal 1995, 0.85%/9.26% in fiscal 1994,
    0.77%/12.44%  in  fiscal 1993,  0.72%/10.94% in  fiscal 1992  0.82%/9.22% in fiscal 1991,  0.91%/8.87% in  fiscal 1990,  1.40%/8.48% in  fiscal 1989  and
    1.53%/7.13% in fiscal 1988. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(f) Includes federal excise taxes of 0.08%, 0.37%, 0.23%, 0.09% and 0.02% for the fiscal years ended 9/30/96, 9/30/95, 9/30/94, 9/30/93 and 9/30/92, respectively.

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                                              MONTH       YEAR        YEAR      YEAR      YEAR       PERIOD
                                              ENDED       ENDED       ENDED     ENDED     ENDED       ENDED
                                             9/30/96     8/31/96     8/31/95   8/31/94   8/31/93   8/31/92(B)
                                             -------     -------     -------   -------   -------   -----------
PER-SHARE DATA (A)
Net asset value, beginning of period.......  $ 8.03      $ 7.99      $ 8.10    $ 8.88    $ 8.95      $ 8.80
                                             -------     -------     -------   -------   -------   -----------
Operations:
  Net investment income....................    0.04        0.49        0.47      0.55      0.63        0.40
  Net realized and unrealized gains
    (losses) on investments................    0.03        0.01       (0.05)    (0.82)    (0.09)       0.07
                                             -------     -------     -------   -------   -------   -----------
    Total from operations..................    0.07        0.50        0.42     (0.27)     0.54        0.47
                                             -------     -------     -------   -------   -------   -----------
Distributions to shareholders:
  From net investment income...............   (0.04)      (0.46)      (0.53)    (0.51)    (0.61)      (0.32)
                                             -------     -------     -------   -------   -------   -----------
  Net asset value, end of period...........  $ 8.06      $ 8.03      $ 7.99    $ 8.10    $ 8.88      $ 8.95
                                             -------     -------     -------   -------   -------   -----------
                                             -------     -------     -------   -------   -------   -----------
SELECTED INFORMATION (A)
Total return (c)...........................    0.85%       6.40%       5.43%    (3.18%)    6.24%       5.49%
Net assets at end of period (in
  millions)................................  $  263      $  270      $  409    $  500    $  551      $  555
Ratio of expenses to average daily net
  assets (d)...............................    0.82%(f)    0.60%       0.63%     0.60%     0.58%       0.58%(f)
Ratio of net investment income to average
  daily net assets (d).....................    5.82%(f)    5.74%       5.62%     6.39%     7.25%       7.70%(f)
Portfolio turnover rate (excluding
  short-term securities)...................       2%         51%         36%       39%       39%         41%
Amount of borrowings outstanding at end of
  period (in millions) (e).................  $   --      $   --      $   --    $  145    $  145      $  145
Average amount of borrowings outstanding
  during the period (in millions) (e)......  $   --      $   --      $   57    $  145    $  149      $   90
Average number of shares outstanding during
  the period (in millions) (e).............      --          --          53        62        62          52
Average per-share amount of borrowings
  outstanding during the period (e)........  $   --      $   --      $ 1.09    $ 2.34    $ 2.41      $ 1.67

------------------------------
(a) On September 1, 1995 four closed-end funds, American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998 ("DDJ") and American Adjustable Rate Term Trust Inc.--1999 were combined to create the Fund. DDJ is considered the surviving entity for financial reporting purposes. The financial highlights presented for the periods prior to September 1, 1995 are those of DDJ. The per-share historical information for such periods has been adjusted to reflect the impact of additional shares created resulting from the difference in the net asset value per share of DDJ at the time of the merger ($8.71) and the initial net asset value per share of the Fund ($8.00).
(b) Commencement of operations of DDJ was January 30, 1992.
(c) Total return is based on the change in net asset value, assumes reinvestment of all distributions and does not reflect a sales charge.
(d) Various fees and expenses of the Fund were voluntarily waived or absorbed by the Adviser during the year ending 8/31/96. Had the Fund paid all expenses, the ratios of expenses and net investment income to average daily net assets would have been 0.76%/5.58%, respectively. Beginning in the year ended 8/31/96, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior period expense ratios have not been adjusted.
(e) DDJ was a closed-end management investment company and was permitted to enter into borrowings for other than temporary or emergency purposes. The Fund may borrow only for temporary or emergency purposes.
(f)  Adjusted to an annual basis.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives listed below cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval, unless otherwise noted.

    Because of the risks associated with bond investments, the Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors should be willing to accept the risk of the potential for sudden, sometimes substantial declines in market value. No assurance can be given that the Funds will achieve their objectives or that shareholders will be protected from the risk of loss that is inherent in bond market investing.

GOVERNMENT INCOME FUND

    INVESTMENT OBJECTIVE.   Government Income  Fund ("Government  Fund") has  an
investment objective of high current income to the extent consistent with preservation of capital.

    INVESTMENT POLICIES AND TECHNIQUES. Government Fund invests primarily in securities which are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund invests a significant portion of its assets in mortgage-related U.S. Government Securities. The Fund may also invest up to 10% of its total assets in mortgage-related securities issued by private entities. The Fund's investments in mortgage-related securities may include derivative mortgage securities; however, the Fund will limit its aggregate investments in inverse floating, interest-only and principal-only derivative mortgage securities (discussed below under "Characteristics and Risks of Securities and Special Investment Methods") to 10% of net assets. Recent market experience has shown that certain derivative mortgage securities may be extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets and, as a result, the prices of such securities may be highly volatile. In addition, the Fund may invest in repurchase agreements and enter into reverse repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risk of Securities and Special Investment Methods--Repurchase Agreements" and "--Reverse Repurchase Agreements." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. Government Securities, which amount does not include mortgage-related securities issued by private entities. The Fund may also invest in cash and short-term money market securities and, for temporary defensive purposes, may invest more than 35% of its total assets in such securities. Investments in short-term money market securities may include U.S. Government securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions-- Short-Term Money Market Securities" in the Statement of Additional Information.

    Government Fund may engage in options and financial futures transactions which relate to the securities in which it invests and may lend its portfolio securities. See "Characteristics and Risks of Securities and Special Investment Methods."

    Government Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis and, in connection therewith, may enter into mortgage "dollar rolls." The Fund may also enter into reverse repurchase agreements. The use of these techniques could result in increased volatility of the Fund's net asset value. See "Characteristics and Risks of Securities and Special Investment Methods."

    The Adviser will attempt to maintain an average effective duration of three to eight years for Government Fund's portfolio. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."

    INVESTMENT RISKS. Government Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. The Fund also is subject to a certain amount of credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. Up to 35% of the Fund's total assets may be invested in securities which are not issued or guaranteed as to the payment of principal and interest by the U.S. Government or its agencies or instrumentalities.

    Government Fund invests a significant portion of its assets in mortgage-related securities. As a result, the Fund is subject to prepayment risk. Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held by the Fund is "prepaid" earlier than expected. The Fund must then reinvest the unanticipated principal payments at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on the Fund:

    - When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of the Fund will be reduced.

    - When interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

    Government Fund's investments in mortgage-related securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-duration at the time of purchase into a long-duration security. Long-duration securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-duration securities.

    The Fund's investments in mortgage-related securities include derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities which may involve risks in addition to those found in other mortgage-related securities. Recent market experience has shown that certain derivative mortgage securities may be highly sensitive to changes in interest and prepayment rates and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers choose not to repurchase such securities or offer prices, based on current market conditions, which are unacceptable to the Fund. The investment techniques used by the Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

INTERMEDIATE BOND FUND

    On September 12, 1996, shareholders of Bond Fund approved the discontinuance of a fundamental policy requiring the Fund to invest only in securities issued or guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities and repurchase agreements fully secured by such securities. In connection with the discontinuance of this policy, the Fund's investment policies were revised to permit investments in a broad range of investment quality debt securities and the Fund's name was changed from Institutional Government Income Portfolio to Intermediate Bond Fund.

    INVESTMENT  OBJECTIVE.    Intermediate  Bond  Fund  ("Bond  Fund")  has   an
investment objective of a high level of current income consistent with preservation of capital.

    INVESTMENT POLICIES AND TECHNIQUES. Bond Fund will seek to realize its objective by investing in a diversified portfolio of debt securities. The Fund will invest primarily (at least 65% of its total assets under normal circumstances) in the following debt securities: U.S. Government Securities (including mortgage-related securities), corporate fixed-income securities (excluding, for purposes of the 65% requirement, preferred or preference stock) and other fixed-income securities, including privately issued mortgage-related securities, asset-backed securities and U.S. dollar-denominated Yankee bonds. Bond Fund also may invest in cash and short-term money market securities and, for temporary defensive purposes, may invest more than 35% of its total assets in such securities. The Fund's investments in short-term money market securities may include time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information. In addition, Bond Fund may invest in repurchase agreements with respect to U.S. Government Securities. See "Characteristics and Risks of Securities and Special Investment Methods--Repurchase Agreements."

    The Fund's investments in mortgage-related securities may include certain tranches of collateralized mortgage obligations. The Fund, however, will not invest in any inverse floating, interest only, principal only or inverse interest only tranches of collateralized mortgage obligations or in any stripped mortgage-backed securities.

    Bond Fund will invest only in securities rated investment grade (securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("Standard & Poor's")) or, in the case of unrated securities, judged to be of comparable quality by the Adviser. If a credit rating agency lowers the rating of a portfolio security held by Bond Fund to below investment grade, the Fund may retain the portfolio security if the Adviser deems it in the best interest of the Fund's shareholders, provided that in no event will more than 5% of the Fund's net assets be invested in fixed-income securities rated lower than investment grade. Securities rated Baa are considered by Moody's as medium-grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while securities rated BBB are regarded by Standard & Poor's as having an adequate capacity to pay principal and interest. Bond Fund may be more dependent on the Adviser's investment analysis with respect to securities for which a comparable quality determination is made than is the case with respect to rated securities. See Appendix A to the Statement of Additional Information for a description of Moody's and Standard & Poor's ratings applicable to fixed income securities.

    Bond Fund may purchase or sell securities offered on a "when-issued" or "forward commitment" basis in an amount up to 25% of the value of its total assets. In connection therewith, Bond Fund may enter into mortgage "dollar rolls." See "Characteristics and Risks of Securities and Special Investment Methods--When-Issued Securities" and "--Mortgage Dollar Rolls." Bond Fund will not lend its portfolio securities, purchase or sell options on securities or enter into futures contracts or options thereon.

    Under  normal  circumstances, Bond  Fund will  attempt  to maintain  for its portfolio  a  dollar-weighted  average  maturity  of  three  to  ten  years.  In calculating maturity, the Fund will consider various factors, including anticipated payments of principal. Bond Fund will also attempt to maintain under normal circumstances an average effective portfolio duration of two to six years. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."

    INVESTMENT RISKS. Bond Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Interest rate risk applies to U.S. Government Securities as well as other bonds. U.S. Government Securities are guaranteed only as to the payment of interest and principal. The current market prices for such securities are not guaranteed and will fluctuate. Bond Fund is subject to prepayment risk and extension risk to the extent it invests in mortgage-related securities. See "Government Income Fund--Investment Risks" above.

    Bond Fund also is subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. The investment techniques used by Bond Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

ADJUSTABLE RATE MORTGAGE SECURITIES FUND

    INVESTMENT OBJECTIVE.    Adjustable  Rate Mortgage  Securities  Fund  ("ARMS
Fund") has an investment objective of providing the maximum current income that is consistent with low volatility of principal.

    INVESTMENT POLICIES AND TECHNIQUES. ARMS Fund invests primarily (at least 65% of total assets under normal market conditions) in a portfolio of mortgage-related securities having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS"). ARMS include both pass-through securities representing interests in adjustable rate mortgage loans and floating rate collateralized mortgage obligations. The balance of ARMS Fund's assets (up to 35% of total assets) may be invested in (a) mortgage-related securities other than ARMS, (b) U.S. Government Securities (including, with respect to 10% of the Fund's net assets. U.S. Government zero-coupon securities); (c) asset-backed securities; and (d) corporate fixed-income securities. At least 85% of ARMS Fund's total assets must be either U.S. Government Securities or securities rated, as of the date of purchase, AA or better by Standard & Poor's, Aa or better by Moody's, comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if unrated, of a comparable quality as determined by the Adviser. Up to 15% of ARMS Fund's total assets may be invested in securities rated, as of the date of purchase, A by Standard & Poor's or Moody's, comparably rated by any other NRSRO or, if unrated, of comparable quality as determined by the Adviser. The Fund may not invest in any security rated, as of the date of purchase, lower than A by Standard & Poor's or Moody's (or below a comparable rating by any other NRSRO) or, if unrated, of a quality lower than A as determined by the Adviser. In the event that a security is downgraded to a rating below A or, if unrated, is no longer of a quality comparable to a security rated A, as determined by the Adviser, the Fund will sell such a security as promptly as possible. For a discussion of Standard & Poor's and Moody's ratings, see Appendix A to the Statement of Additional Information.

    ARMS Fund may engage in options and financial futures transactions which relate to the securities in which it invests, may purchase and sell interest rate caps and floors, may make investments in Eurodollar instruments for hedging purposes, may purchase or sell securities on a when-issued or forward commitment basis and may lend its portfolio securities. See "Characteristics and Risks of Securities and Special Investment Methods."

    For temporary defensive purposes ARMS Fund may invest without limitation in cash and short-term money market securities. Investments in short-term money market securities may include U.S. Government Securities, time deposits, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments. See "Investment Objectives, Policies and Restrictions--Short-Term Money Market Securities" in the Statement of Additional Information.

    The Adviser will attempt to maintain an average effective duration of one to four years for ARMS Fund's portfolio. Effective duration estimates the interest rate risk of a portfolio of securities. See "Characteristics and Risks of Securities and Special Investment Methods--Effective Duration."

    INVESTMENT RISKS. ARMS Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Although the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates, the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The Fund's investments in ARMS and other mortgage-related securities are also subject to prepayment risk and extension risk. See "Government Income Fund--Investment Risks" above. In addition, the Fund is subject to credit risk to the extent it invests in non-U.S. Government securities. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. The investment techniques used by ARMS Fund also pose certain risks. See "Characteristics and Risks of Securities and Special Investment Methods."

                    CHARACTERISTICS AND RISKS OF SECURITIES
                         AND SPECIAL INVESTMENT METHODS

    The following describes in greater detail the different types of securities and investment techniques used by one or both Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

GENERAL

    The different types of securities in which the Funds invest all have attendant risks of varying degrees. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. Therefore, investors should carefully consider the investment objective, investment policies and potential risks of each Fund before investing. Certain securities in which the Funds invest and certain investment techniques used by the Funds could be considered "derivative instruments." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. Securities in which one or more of the Funds invest that could be considered derivatives include mortgage-related securities and asset-backed securities, which derive their value from underlying pools of mortgages and assets, respectively. In addition, interest rate caps and floors, options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. Derivative securities and contracts and other types of investments and investment techniques that may be used by one or more of the Funds are described in greater detail, including the risks of each, in this section.

U.S. GOVERNMENT SECURITIES

    Each Fund may invest in U.S. Government Securities. Such securities are issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE. The Funds may invest in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and in obligations of U.S. Government agencies or instrumentalities, including, but not limited to, Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Financing Corporation and the Student Loan Marketing Association.

    Obligations of U.S. Government agencies or instrumentalities are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Others, such as obligations of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those issued by the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations.

    U.S. Government Securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero-coupon securities is not distributed on a current basis but is, in effect, compounded, the market prices of zero-coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero-coupon securities. Although holders of zero-coupon securities do not receive periodic payments of interest, income accretes on such securities and is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended. Because such income may not be matched by a corresponding cash distribution to a Fund, a Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. ARMS Fund will limit its investments in zero coupon securities to those issued by the U.S. Treasury through its STRIPS program, which securities constitute direct obligations of the U.S. Government, and will invest no more than 10% of its net assets in such securities. Government Fund and Bond Fund may also invest in custodial receipts issued in connection with so called trademark zero coupon securities, such as CATs and TIGRs. Since such securities are not issued by the U.S. Treasury, however, they are not considered U.S. Government Securities for purposes of the Funds' investment policies, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.

MORTGAGE-RELATED SECURITIES

    Each Fund may invest in U.S. Government mortgage-related securities and in mortgage-related securities issued by private entities. Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities, as the term is used in this Prospectus, include guaranteed mortgage pass-through securities, private mortgage pass-through securities, adjustable rate mortgage securities and derivative mortgage securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers referred to in (b) and (c) above include originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Securities in categories (b) and (c) are not considered U.S. Government Securities for purposes of this Prospectus.

    (a) GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The government guaranteed mortgage pass-through securities in which each Fund may invest include certificates issued or guaranteed by GNMA, FNMA and FHLMC, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans. For a further description of these securities, see "Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.

    (b) PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private

Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Investment Objectives, Policies and Restrictions--Mortgage-Related Securities" in the Statement of Additional Information.

    (c) ADJUSTABLE RATE MORTGAGE SECURITIES. Each Fund may also invest in adjustable rate mortgage securities ("ARMS") and ARMS Fund must invest at least 65% of its total assets in such securities under normal market conditions. (For purposes of ARMS Fund's 65% requirement, adjustable rate tranches of CMOs, discussed below, are also considered ARMS). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by
FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

    (d) COLLATERALIZED MORTGAGE OBLIGATIONS. Each Fund may invest, within the limits discussed below, in CMOs (collateralized mortgage obligations and multiclass pass-through securities unless the context otherwise indicates), which are derivative mortgage securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security. CMOs may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

    The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security. See "Stripped Mortgage-Backed Securities," below. Tranches with variable or floating interest rates are considered ARMS for purposes of the requirement that ARMS Fund invest at least 65% of its total assets in ARMS under normal market conditions. Floating rate CMOs are generally backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

    Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, interest only and principal only tranches and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally may be more volatile.

    An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, may exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the changes in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments.

    Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accrues on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero-coupon bonds. Like a zero-coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero-coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also are likely to influence its market value.

    Neither   Bond  Fund  nor  ARMS  Fund   will  invest  in  inverse  floating,
interest-only, principal-only or inverse interest-only tranches of CMOs. In addition, ARMS Fund will not invest in Z tranches or residual interests of CMOS. Government Fund may invest in any CMO tranche, but will limit its aggregate investments in inverse floaters and interest-only and principal-only tranches of CMOs (or classes of SMBS, as described in more detail below) to 10% of the Fund's net assets.

    (e) STRIPPED MORTGAGE-BACKED SECURITIES. Government Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Neither Bond Fund nor ARMS Fund may invest in SMBS. SMBS may be issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    There are generally two classes of SMBS, one of which (the interest-only or "IO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-related securities ("Mortgage Assets") and the other of which (the principal-only or "PO" class) entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an IO investor may incur substantial losses. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Government Fund will limit its aggregate investments in IO and PO classes and inverse floaters to 10% of the Fund's net assets.

CORPORATE FIXED-INCOME SECURITIES

    Bond Fund and ARMS Fund may invest in corporate fixed-income securities, which include corporate bonds, debentures, notes and other similar corporate debt instruments. Fixed-income securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock, although such securities are not considered debt securities for purposes of the requirement that Bond Fund invest at least 65% of its total assets in debt securities. The values of corporate fixed-income securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of mortgage-related securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate fixed-income securities will typically decrease in value as a result of increases in interest rates. The Funds may invest in certain types of corporate fixed-income securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the investor.

    Bond Fund's investments in corporate fixed-income securities may also include zero-coupon, pay-in-kind and delayed interest securities. Zero-coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero-coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on zero-coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, Bond Fund's investments in zero-coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero-coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero-coupon security's maturity value and its purchase price is taxable income of the Fund each year.

ASSET-BACKED SECURITIES

    Bond Fund and ARMS Fund may invest in asset-backed securities. Such securities represent the application of the securitization techniques used to develop mortgage-related securities to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

    In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use various credit enhancement techniques.

    Generally, asset-backed securities involve many of the risks associated with mortgage-related securities; however due to the difference in the underlying collateral, asset-backed securities involve certain risks that are not posed by mortgage-related securities. For example, asset-backed securities are typically collateralized with assets such as credit card receivables, automobile loans, or lease contracts which have historically had higher loss experience than that of mortgage-related securities. Although the credit enhancements for these securities generally contemplate this higher loss experience, the difference in lien status and underlying collateral quality could create a situation where the proceeds from repossessed collateral may not be sufficient to maintain credit quality or support payments on these securities.

YANKEE BONDS

    Bond Fund may invest in Yankee bonds, which are dollar denominated fixed-income securities of foreign-domiciled issuers that are publicly traded in the United States. The prominant issuers of Yankee bonds are supranational agencies and Canadian provinces (including provincial utilities). Supranational organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Foreign corporations may also issue Yankee bonds. Investments in Yankee bonds may involve risks not typically associated with investments in domestic issuers. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

EFFECTIVE DURATION

    Effective duration estimates the interest rate risk (price volatility) of a security, I.E., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

    It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-related securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements with respect to U.S. Government Securities. A repurchase agreement involves the purchase by a Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund would suffer a loss. Repurchase agreements maturing in more than seven days are considered illiquid and subject to each Fund's restriction on investing in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

    Government Fund and ARMS Fund may engage in reverse repurchase agreements with banks and securities dealers. Bond Fund may not enter into such agreements. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash, U.S. Government securities or other liquid high-grade debt obligations having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be maintained throughout the period of the obligation. No more than 25% of the total assets of Government Fund will be subject to reverse repurchase agreements. In the case of ARMS Fund, reverse repurchase agreements are subject to the Fund's limitations on borrowing, set forth below, and may be entered into only for temporary or emergency purposes. In the case of Government Fund reverse repurchase agreements may be used as a means of borrowing for investment purposes. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased.

    To attempt to minimize the risk to principal associated with leverage, Government Fund will enter into reverse repurchase agreements only if such agreements have terms of one year or less, and only if the Fund is able to invest the  proceeds  in securities  which  the Adviser  believes  have  limited volatility  and  a  higher  interest  rate  than  that  payable  on  the reverse repurchase agreements. The Adviser believes that such limited use of leverage will facilitate Government Fund's ability to provide high current income without adversely affecting the Fund's ability to preserve capital.

LENDING OF PORTFOLIO SECURITIES

    In order to generate additional income, Government Fund may lend portfolio securities representing up to one-third of the value of its total assets and ARMS Fund may lend portfolio securities representing up to 30% of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by their respective Boards of Directors and will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the respective Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

BORROWING

    Government Fund, Bond Fund and ARMS Fund may borrow money from banks for temporary or emergency purposes in amounts up to 10% (not including reverse repurchase agreements), 5% and 10%, respectively, of the value of the Fund's total assets. Interest paid by a Fund on borrowed funds would decrease the net earnings of that Fund. Government Fund and ARMS Fund will not purchase portfolio securities while outstanding borrowings (other than reverse repurchase agreements in the case of Government Fund) exceed 5% of the value of the respective Fund's total assets. Each Fund may mortgage, pledge or hypothecate its assets (in an amount not exceeding 10% of the value of its total assets with respect to Government Fund and Bond Fund) to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed without the approval of a majority of a Fund's shares.

OPTIONS TRANSACTIONS

    WRITING COVERED OPTIONS. Each of Government Fund and ARMS Fund may write (i.e., sell) covered put and call options with respect to the securities in which it may invest. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. With respect to put options written by a Fund, there will have been a predetermination that acquisition of the underlying security is in accordance with the investment objective of such Fund.

    The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. Each Fund receives premiums from writing call or put options, which they retain whether or not the options are exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

    The aggregate value of the securities or other collateral underlying the puts written by a Fund, determined as of the date the options are sold, will not exceed 50% of net assets of the Fund. The Funds may write covered call options without limit.

    PURCHASING OPTIONS. Government Fund and ARMS Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because a Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to a Fund is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    Government Fund and ARMS Fund also may purchase call options solely for the purpose of hedging against an increase in prices of securities that the respective Fund ultimately wants to buy. Such protection is provided during the life of the call option because a Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

    In addition to exchange-traded put and call options, Government Fund may also purchase and write over-the-counter ("OTC") put and call options in negotiated transactions with the writers of the options since options on many of the portfolio securities held by the Fund are not traded on an exchange. Government Fund will purchase OTC options only from investment dealers and other financial institutions (such as commercial banks or savings and loan associations) deemed creditworthy by the Adviser. ARMS Fund will purchase and write only exchange-traded put and call options.

    OTC options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates, and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while OTC options may not. The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities; however, the entire amount of assets used to cover OTC options written by the Fund will not be treated as illiquid in certain circumstances, as set forth in the Statement of Additional Information. Government Fund will treat OTC options, to the extent set forth in the Statement of Additional Information, as subject to the Fund's limitation on illiquid securities.

    For further information concerning the characteristics and risks of options transactions, see "Investment Objectives, Policies and Restrictions--Options" in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Government Fund and ARMS Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of securities in which the respective Fund may invest ("futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Generally, no physical delivery of the fixed-income securities underlying the index is made. The futures contracts which the Funds may enter into have been developed by and are traded on national commodity exchanges.

    The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. For example, if a Fund owns long-term U.S. Government Securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the U.S. Government Securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, a Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government Securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. Government Fund and ARMS Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to the Statement of Additional Information.

    Government Fund and ARMS Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

    There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the securities subject to the hedge and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    Additional information with respect to interest rate futures contracts, together with information regarding options on such contracts, is set forth in Appendix B to the Statement of Additional Information.

EURODOLLAR INSTRUMENTS

    ARMS Fund may make investments in Eurodollar instruments for hedging purposes only. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. ARMS Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

INTEREST RATE TRANSACTIONS

    ARMS Fund may purchase or sell interest rate caps and floors to preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The aggregate purchase price of caps and floors held by ARMS Fund may not exceed 5% of the Fund's total assets. ARMS Fund may sell, I.E., write, caps and floors without limitation, subject to the segregated account requirement described below. The Fund does not intend to use these transactions for speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

    ARMS Fund  may  enter  into interest  rate  caps  and floors  on  either  an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. To the extent the Fund sells, I.E., writes, caps and floors, it will maintain in a segregated account cash or high quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. ARMS Fund will not enter into any interest rate cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Standard & Poor's or Moody's or is comparably rated by any other NRSRO. The Adviser will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Interest rate caps and floors are somewhat recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than many other investments.

WHEN-ISSUED SECURITIES

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Funds will not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, each Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. For additional information concerning when-issued and forward commitment transactions, see "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

MORTGAGE DOLLAR ROLLS

    In connection with their ability to purchase securities on a when-issued or forward commitment basis, Government Fund and Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. ARMS Fund may not enter into such transactions. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid high-grade debt securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

    For financial reporting and tax purposes, Government Fund and Bond Fund treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    No more than one-third of Government Fund's and 25% of Bond Fund's total assets may be committed to the purchase of securities on a when-issued or forward commitment basis, including mortgage dollar roll purchases.

ILLIQUID SECURITIES

    As nonfundamental investment restrictions that may be changed at any time without shareholder approval, neither Government Fund nor ARMS Fund will invest more than 15% of its net assets in illiquid securities and Bond Fund will not invest in such securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.

    The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

    "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors of the Company or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objectives, Policies and Restrictions--Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under
Section 4(2) of the 1933 Act and with respect to interest-only, principal-only and inverse floating classes of mortgage-related securities issued by the U.S. Government or its agencies and instrumentalities.

PORTFOLIO TURNOVER

    The Funds may engage in short-term trading in attempting to achieve their investment objectives and will actively use trading to benefit from yield disparities among different issues of securities or otherwise to achieve their investment objectives and policies. Since the Funds engage in short-term trading, they pay greater brokerage commission costs or other transaction costs. High portfolio turnover also may increase short-term capital gains, which are taxable as ordinary income when distributed to shareholders.

    The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions--Portfolio Turnover." The portfolio turnover rate for each Fund is set forth in "Financial Highlights."

INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental and nonfundamental investment restrictions in addition to those set forth above. As a fundamental investment restriction which may not be changed without shareholder approval, no Fund will invest 25% or more of its total assets in any one industry, except that, under normal market conditions, ARMS Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by private organizations. (Except for the requirement that ARMS Fund invest 25% or more of its total assets in ARMS, this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. As to utility companies, gas, electric, telephone, telegraph, satellite and microwave communications companies are considered as separate industries. ARMS Fund will determine the industry classification of asset-backed securities in its portfolio based on the type of collateral underlying the securities and will consider ARMS issued by the U.S. Government or its agencies or instrumentalities and ARMS issued by private organizations to be securities of issuers in the same industry.) In addition, as nonfundamental investment restrictions which may be changed at any time without shareholder approval, neither Government Fund nor Bond Fund will invest more than 5% of its total assets in the securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, Government Fund will not invest more than 5% of its net assets in foreign securities and Bond Fund and ARMS Fund will not invest in foreign securities, provided that Bond Fund may invest in U.S. dollar-denominated Yankee bonds. Each Fund operates as a diversified Fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof. A list of each Fund's fundamental and nonfundamental investment restrictions is set forth in the Statement of Additional Information.

    Except for each Fund's policy regarding borrowing, if a percentage restriction set forth under "Investment Objectives and Policies" or under "Special Investment Methods" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

                                   MANAGEMENT

BOARD OF DIRECTORS

    The Board of Directors of Piper Funds and Piper Funds II has the primary responsibility for overseeing the overall management of each such company and electing its officers.

INVESTMENT ADVISER

    Piper Capital Management Incorporated (the "Adviser") has been retained under Investment Advisory and Management Agreements with Piper Funds and Piper Funds II to act as the Funds' investment adviser subject to the authority of the Board of Directors.

    In addition to acting as the investment adviser for the other series of Piper Funds, the Adviser also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of September 30, 1996, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

    The Adviser furnishes each Fund with investment advice and supervises the management and investment programs of the Funds. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Funds. The Adviser also provides investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Funds. In addition, the Adviser pays the salaries and fees of all officers and directors of Piper Funds and Piper Funds II who are affiliated with the Adviser.

    Under the Investment Advisory and Management Agreement, the Funds pay the Adviser monthly fees. The fee for Government Fund is paid at an annual rate of
 .50% on average daily net assets up to $250 million, .45% on net assets of over $250 million and up to $500 million, and .40% on net assets of over $500 million. The fee for Bond Fund is paid at an annual rate of .30% on average daily net assets up to $100 million, .25% on average daily net assets of over $100 and up to $250 million and .20% on average daily net assets in excess of $250 million. The fee for ARMS Fund is paid at an annual rate of .35% on average daily net assets up to $500 million and .30% on average daily net assets in excess of $500 million.

PORTFOLIO MANAGEMENT

    Bruce D. Salvog and David M. Steele have been primarily responsible for the day-to-day management of Government Fund's portfolio since March 1995. Mr. Salvog, Mr. Steele and Worth Bruntjen share primary responsibility for the day-to-day management of Bond Fund's portfolio. Mr. Bruntjen has been primarily responsible for Bond Fund's management since the Fund's inception in 1988, and was joined by Mr. Salvog and Mr. Steele in September 1996. Mr. Salvog has been a Senior Vice President of the Adviser since 1992 and was a Portfolio Manager at Kennedy Associates, Inc. in Seattle from 1984 to 1992. He has an AB from Harvard University and 25 years of financial experience. Mr. Steele has been a Senior Vice President of the Adviser since 1992 and was a portfolio manager at Kennedy Associates, Inc. in Seattle from 1987 to 1992. He has an MBA from the University of Southern California and 16 years of financial experience. Mr. Bruntjen is a Senior Vice President of the Adviser and a fixed income manager for a variety of client portfolios including foundations, pensions and profit-sharing plans. Mr. Bruntjen has a BSBA from the University of Minnesota and 28 years of financial experience.

    Thomas S. McGlinch and Wan-Chong Kung are primarily responsible for the day-to-day management of ARMS Fund's portfolio. Mr. McGlinch has managed the portfolio since inception and Ms. Kung has been a co-manager since December 1995. Mr. McGlinch is a Senior Vice President and fixed income portfolio manager for the Adviser. Prior to joining the Adviser in 1992, Mr. McGlinch was an institutional mortgage-backed securities trader for the Distributor during 1992. From 1988 to January 1992, Mr. McGlinch was a speciality products trader at FBS Investment Services, Inc. He is a Chartered Financial Analyst with an MBA from the University of St. Thomas. Ms. Kung is a Vice President and portfolio manager for the Adviser. Prior to joining the Adviser in 1993, she was a Senior Consultant at Cytrol Inc. in Edina, Minnesota from 1989 to December 1992. Ms. Kung received a BS from the University of the Philippines in Manila and an MBA from the University of Minnesota.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Investors Fiduciary Trust Company ("IFTC"), 127 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Funds' portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Funds.

    Piper Funds and Piper Funds II have entered into Shareholder Account Servicing Agreements with the Distributor and Piper Trust Company, an affiliate of the Distributor and the Adviser. Under these agreements the Distributor and Piper Trust Company provide transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services--Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Adviser selects brokers and futures commission merchants to use for the Funds' portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares of any series of the Company may also be considered a factor if the Adviser is satisfied that a Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Funds may be effected through the Distributor on a securities exchange in compliance with Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                          DISTRIBUTION OF FUND SHARES

    Piper Jaffray acts as the principal distributor of the Funds' shares. Piper Funds and Piper Funds II have each adopted Distribution Plans (the "Plans") as required by Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor is paid a total fee in connection with the servicing of each Fund's shareholder accounts and/or in connection with distribution related services provided with respect to each Fund. This fee is calculated daily and paid quarterly at an annual rate equal to .50% of the average daily net assets of Government Fund,
 .30% of the average daily net assets of Bond Fund and .15% of the average daily net assets of ARMS Fund.

    With respect to Government Fund and Bond Fund, a portion of each Fund's total fee equal to .25% of Government Fund's and .05% of Bond Fund's average daily net assets is categorized as a distribution fee intended to compensate the Distributor for its expenses incurred in connection with the sale of Fund shares. The remaining portion of the fee, equal to .25% of each Fund's average daily net assets, is categorized as a servicing fee intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts. All of the Rule 12b-1 fee paid by ARMS Fund is categorized as a servicing fee. The Distributor has voluntarily agreed to limit the total fees payable by Government Fund and Bond Fund under the Plan to .34% and .22%, respectively, of such Fund's average daily net assets. This limitation may be revised or terminated at any time after fiscal 1997 year end. Payments made under the Plans are not tied exclusively to expenses actually incurred by the Distributor and may exceed such expenses. The Adviser and the Distributor, out of their own assets, may pay for certain expenses incurred in connection with the distribution of shares of the Funds. In particular, the Adviser may make payments out of its own assets to Piper Jaffray Investment Executives and other broker-dealers in connection with their sales of shares of the Funds. See "How to Purchase Shares--Purchase Price." Further information regarding the Plans is contained in the Statement of Additional Information.

    The Distributor uses all or a portion of its Rule 12b-1 fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of a Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .30% of the average daily net assets of Government Fund,
 .20% of the average daily net assets of Bond Fund or .15% of the average daily net assets of ARMS Fund attributable to shares sold by the broker-dealer's representative. If shares of a Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .30% of the average daily net assets of Government Fund, .20% of the average daily net assets of Bond Fund or .15% of the average daily net assets of ARMS Fund attributable to shares sold by the Investment Executive.

--------------------------------------------------------------------------------
                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL

    The Funds' shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Funds. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Funds do not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE

    You may purchase shares of the Funds at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                         GOVERNMENT FUND                          BOND FUND                    ARMS FUND
                               ------------------------------------  ------------------------------------  -----------------
                                 SALES CHARGE       SALES CHARGE                          SALES CHARGE
                                AS A PERCENTAGE    AS A PERCENTAGE     SALES CHARGE      AS A PERCENTAGE     SALES CHARGE
AMOUNT OF TRANSACTION AT          OF OFFERING          OF NET         AS A PERCENTAGE        OF NET         AS A PERCENTAGE
OFFERING PRICE                       PRICE           ASSET VALUE     OF OFFERING PRICE     ASSET VALUE     OF OFFERING PRICE
-----------------------------  -----------------  -----------------  -----------------  -----------------  -----------------
Less than $100,000...........          4.00%              4.17%              2.00%              2.04%              1.50%
$100,000 but less than
 $250,000....................          3.25%              3.36%              1.25%              1.27%              1.25%
$250,000 but less than
 $500,000....................          2.50%              2.56%              0.50%              0.50%              1.00%
$500,000 and over............          0.00%              0.00%              0.00%              0.00%              0.00%


                                 SALES CHARGE
                                AS A PERCENTAGE
AMOUNT OF TRANSACTION AT         OF NET ASSET
OFFERING PRICE                       VALUE
-----------------------------  -----------------
Less than $100,000...........          1.52%
$100,000 but less than
 $250,000....................          1.27%
$250,000 but less than
 $500,000....................          1.01%
$500,000 and over............          0.00%

    This table sets forth total sales charges or underwriting commissions. The Distributor may reallow up to the entire sales charge to broker-dealers in connection with their sales of shares. These broker-dealers may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.

    During the Special Offering Period, which extends through December 31, 1996, you may purchase shares of the Funds without an initial sales charge. For any purchase that would be subject to a sales charge outside of the Special Offering Period, the Funds will impose a contingent deferred sales charge of 2% on redemptions during the first 12 months after purchase, and 1% on redemptions during the second 12 months. See "How to Redeem Shares--Contingent Deferred Sales Charge." The Adviser will pay the Distributor, out of its own assets, a fee equal to 2% of the net asset value of any shares sold during this period that would be subject to a sales charge outside of the Special Offering Period. This fee also will be paid in connection with certain sales that are not subject to a sales charge outside of the Special Offering Period, including (a) purchases by 401(k) plans, by certain plans which are qualified plans under
Section 401(a) of the Internal Revenue Code and by tax-sheltered annuities, (b) purchases funded by the proceeds from the sale of shares of any non-money market open-end mutual fund within 30 days after such sale, (c) purchases of $500,000 or more, (d) exchanges of shares of ARMS Fund that were originally acquired in the Merger, and (e) purchases made with distributions received in connection with the dissolution of American Government Term Trust Inc., a closed-end fund previously managed by the Adviser. The Distributor will pay a portion of its 2% fee to Piper Jaffray Investment Executives and other broker-dealers selling shares of the Funds. Please contact your Piper Jaffray Investment Executive or other broker-dealer for more information.

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                         SHAREHOLDER GUIDE TO INVESTING

    The Distributor will make certain payments to its Investment Executives and to other broker-dealers in connection with their sales of Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Funds, other series of the Company and other mutual funds for which the Adviser acts as investment adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

PURCHASES OF $500,000 OR MORE

    If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a contingent deferred sales charge will be assessed in the event you redeem shares within 24 months following the purchase. This sales charge of 1.00% in the case of Government Fund, .30% in the case of Bond Fund and .20% in the case of ARMS Fund will be paid to the Distributor. For more information, please refer to the Contingent Deferred Sales Charge section of "How To Redeem Shares." The Distributor currently pays its Investment Executives and other broker-dealers fees in connection with these purchases as follows:

GOVERNMENT FUND AND BOND FUND

                                                        FEE AS A PERCENTAGE
                                                         OF OFFERING PRICE
                                                    ---------------------------
AMOUNT OF TRANSACTION                               GOVERNMENT FUND   BOND FUND
--------------------------------------------------  ---------------   ---------
First $1,000,000..................................          1.00%          0.30%
Next $2,000,000...................................          0.75%          0.20%
Next $2,000,000...................................          0.50%          0.15%
Next $5,000,000...................................          0.25%          0.10%
Above $10,000,000.................................          0.15%          0.05%

ARMS FUND

                                                                                    FEE AS
                                                                                 A PERCENTAGE
AMOUNT OF TRANSACTION                                                          OF OFFERING PRICE
-----------------------------------------------------------------------------  -----------------
First $3,000,000.............................................................           .20%
Next $2,000,000..............................................................           .15%
Next $5,000,000..............................................................           .10%
Above $10,000,000............................................................           .05%

    Piper Jaffray Investment Executives and other broker-dealers generally will not receive a fee in connection with purchases on which the contingent deferred sales charge is waived. However, the Distributor, in its discretion, may pay a fee out of its own assets to its Investment Executives and other broker-dealers in connection with purchases by employee benefit plans on which no sales charge is imposed. Please see the Special Purchase Plans section of "Reducing Your Sales Charge."

MINIMUM INVESTMENTS

    A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

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                         SHAREHOLDER GUIDE TO INVESTING

                           REDUCING YOUR SALES CHARGE

    You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION

    Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

    QUALIFIED GROUPS.    You  may  group purchases  in  the  following  personal
accounts together:

    - Your individual account.

    - Your spouse's account.

    - Your children's accounts (if they are under the age of 21).

    - Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

    - A single trust estate or single fiduciary account if you are the trustee or fiduciary.

    Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

    - The group has been in existence for more than six months.

    - It is not organized for the purpose of buying redeemable securities of a registered investment company.

    - Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

    An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

RIGHT OF ACCUMULATION

    Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in any other mutual fund managed by the Adviser that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.

LETTER OF INTENT

    Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge over a 13-month period, beginning not earlier than 90 days prior to the date you sign

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                         SHAREHOLDER GUIDE TO INVESTING
the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.

                             SPECIAL PURCHASE PLANS

    For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS

    Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Funds without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:

    - Officers, directors and their spouses.

    - Employees, retirees and their spouses.

    - Sales representatives and their spouses.

    - Children, grandchildren, parents, grandparents or siblings of any of the above, or spouses of any of these persons.

    - Any trust, pension, profit-sharing or other benefit plan for any of the above.

All persons in the first four groups set forth above may continue to add to their accounts even after their company relationships have ended.

PURCHASES BY BROKER-DEALERS

    Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Funds without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE

    The following other individuals and entities may also buy Fund shares without paying a sales charge:

    - Clients of the Adviser buying shares of the Funds in their advisory accounts.

    - Discretionary  accounts  at  Piper  Trust  Company  and  participants   in
      investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

    - Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

    - Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund that is not managed by the Adviser. This privilege is available for 30 days after the sale.

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                         SHAREHOLDER GUIDE TO INVESTING

    - Individuals who received cash proceeds from settlement of the amended consolidated class action lawsuit title In Re: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION, discussed on pages 40-41, may invest those proceeds in shares of Bond Fund at net asset value without payment of a sales charge and without any minimum investment requirement through December 31, 1996.

    - Former shareholders of American Government Term Trust Inc. may invest the distributions received by them in connection with the dissolution of such fund in shares of the Funds without payment of a sales charge.

PURCHASES BY EMPLOYEE BENEFIT PLANS AND TAX-SHELTERED ANNUITIES

    - Shares of the Funds will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") (a "401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Funds or any other series of the Company (other than a money market fund) during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Funds during such quarter without incurring a sales charge.

    - Custodial   accounts  under   Section  403(b)   of  the   Code  (known  as
      tax-sheltered annuities) also may buy shares of the Funds without incurring a sales charge.

                              HOW TO REDEEM SHARES

NORMAL REDEMPTION

    You may redeem all or a portion of your shares on any day that a Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

    PIPER JAFFRAY INC. ACCOUNTS. To redeem your shares, please contact your Piper Jaffray Investment Executive with an oral request to redeem your shares.

    OTHER BROKER-DEALER ACCOUNTS. To redeem your shares, you may either contact your broker-dealer with an oral request or send a written request directly to the Funds' transfer agent, IFTC. This request should contain: the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

CONTINGENT DEFERRED SALES CHARGE

    If you invest $500,000 or more and, as a result, pay no front-end sales charge, or if you purchased shares during the Special Offering Period, you may incur a contingent deferred sales charge if you redeem within 24 months. In the case of investments of $500,000 or more, for all redemptions made during the 24-month period this charge will be equal to 1.00% in the case of Government Fund, .30% in the case of Bond Fund, and .20% in the case of ARMS Fund, of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. In the case of purchases made during the Special Offering Period that would otherwise be subject to a front-end sales charge, the contingent deferred sales charge will be equal to 2% of

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                         SHAREHOLDER GUIDE TO INVESTING
the lesser of the net asset value of the shares at the time of purchase or at the time of redemption for redemptions made during the first 12 months after purchase, and 1% during the second 12 months. In both cases, the contingent deferred sales charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

    LETTER OF INTENT. In the case of a Letter of Intent, the 24-month period begins on the date the Letter of Intent is completed.

    SPECIAL PURCHASE PLANS. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

    - The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

    - A lump  sum distribution  from an  employee benefit  plan qualified  under
      Section 401(a) of the Code, an individual retirement account under Section 408(a) of the Code or a simplified employee pension plan under Section 408(k) of the Code.

    - Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.

    - A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.

    - Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

    EXCHANGES. If you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the original purchase.

    REINSTATEMENT PRIVILEGE. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS

    After your shares have been redeemed, the cash proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

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                         SHAREHOLDER GUIDE TO INVESTING

INVOLUNTARY REDEMPTION

    Each Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                              SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM

    You may arrange  to make  additional automated  purchases of  shares of  the
Funds or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any of the money market fund series of Piper Funds. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE

    If you have redeemed shares of any of the Funds, you may be eligible to reinvest in shares of any fund managed by the Adviser without payment of an additional sales charge. The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. You may reinvest through a broker-dealer other than the Distributor only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund in which you wish to invest.

EXCHANGE PRIVILEGE

    If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.

    You may exchange your shares for shares of any other mutual fund managed by the Adviser. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. However, exchanges of ARMS Fund shares received in the Merger will be permitted without payment of an additional sales charge.

    If you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which you wish to exchange.

    You may make four exchanges per year without payment of a service charge. Thereafter, you will pay a $5 service charge for each exchange. The Company reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

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                         SHAREHOLDER GUIDE TO INVESTING

TELEPHONE TRANSACTION PRIVILEGES

    PIPER JAFFRAY INC. ACCOUNTS. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.

    OTHER BROKER-DEALER ACCOUNTS. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Funds will employ reasonable procedures to confirm that a telephonic request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. A Fund employing such procedures will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If a Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Funds by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management--Transfer Agent, Dividend Disbursing Agent and Custodian." The Funds reserve the right to suspend or terminate their telephone services at any time without notice.

DIRECTED DIVIDENDS

    You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount. This privilege may not be available if you hold your Fund shares through a broker-dealer other than the Distributor. Distributions may be invested in another mutual fund managed by the Adviser only if there is a valid sales agreement for that fund between your broker-dealer and the Distributor.

SYSTEMATIC WITHDRAWAL PLAN

    If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan for any of the Funds. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.

    A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.

    You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.

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                         SHAREHOLDER GUIDE TO INVESTING

ACCOUNT PROTECTION

    If you purchased your shares of the Funds through a Piper Jaffray Investment Executive, you may choose from several account options. Your investments in the Funds held in a Piper Jaffray PRIME or PAT Plus account would be protected in an amount up to $50 million. Investments held in all other Piper Jaffray accounts are protected up to $25 million. In each case, the Securities Investor Protection Corporation ("SIPC") provides up to $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

    Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and each Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.

    HOUSEHOLDING. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                          DIVIDENDS AND DISTRIBUTIONS

    The net investment income of each Fund will be declared as dividends daily and will be paid monthly. Net realized capital gains, if any, will be distributed at least once annually. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. "Shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to settlement of the redemption.

    The Funds will not attempt to stabilize distributions, and intend to distribute to their shareholders substantially all of the net investment income earned during any period. Thus, each Fund's dividends can be expected to vary from month to month.

    DISTRIBUTION OPTIONS. All net investment income dividends and net realized capital gains distributions for a Fund generally will be payable in additional shares of that Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser. See "Shareholder Services--Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

    CAPITAL LOSS CARRYOVER. For federal income tax purposes, Government Fund, Bond Fund, and ARMS Fund had capital loss carryovers at September 30, 1996 of $16,784,819, $276,491,719 and $146,563,691, respectively. ARMs Fund is limited in its utilization of capital loss carryovers to $69,945,971 per year. Such capital loss carryovers, if not offset by subsequent capital gains, will expire September 30, 2002-2004 for

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                         SHAREHOLDER GUIDE TO INVESTING
Government Fund,  September  30,  2003-2004  for Bond  Fund  and  September  30,
1997-2004 for ARMS Fund. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains for a Fund until such Fund's available capital loss carryover has been offset or has expired.

                              VALUATION OF SHARES

    The Funds compute their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Funds have declared any applicable dividends.

    The net asset value per share for each Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.

    The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if a Fund's management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of a Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.

                                   TAX STATUS

    Each Fund is treated as a separate corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company under the Code and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve such Fund of any federal income tax liability. Each Fund qualified as a regulated investment company during its last taxable year and each Fund intends to so qualify during the current taxable year. If so qualified, a Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders. Each Fund will, however, be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid imposition of this excise tax, a Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. Bond Fund retained income subject to the 4% excise tax for the 1995, 1994, 1993 and 1992 excise tax years. Bond Fund intends hereafter to distribute sufficient amounts to avoid payment of the excise tax.

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
    Distributions by a Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund.

    A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in a Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

    The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Taxation" in the Statement of Additional Information. Before investing in the Funds, you should check the consequences of your local and state tax laws.

                            PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

    Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to a Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

    Comparative performance information also may be used from time to time in advertising the Funds' shares. For example, advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

    For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                              GENERAL INFORMATION

    Piper Funds, which was organized under the laws of State of Minnesota in 1986, is authorized to issue a total of 10 trillion shares of common stock, with a par value of $.01 per share. Three hundred and ninety billion of these shares have been authorized by the Board of Directors to be issued in twelve separate series, as follows: Growth Fund, Emerging Growth Fund, Small Company Growth Fund (formerly Equity Strategy Fund), Growth and Income Fund, Balanced Fund, Government Income Fund, Intermediate Bond Fund (formerly Institutional Government Income Portfolio), National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, each of which has ten billion authorized shares, and Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund, each of which has one hundred billion authorized shares.

    Piper Funds II, which was organized under the laws of the State of Minnesota on April 10, 1995, is authorized to issue a total of 100 billion shares of common stock, with a par value of $.01 per share. Ten billion of those shares have been designated as Series A Common Shares, which are the shares of common stock of ARMS Fund. Currently, Series A is the only outstanding series of shares of Piper Funds II.

    For both Piper Funds and Piper Funds II, the Board of Directors is empowered under the Articles of Incorporation to issue additional series of common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within each Fund, as well as within any series of Piper Funds or Piper Funds II created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

    All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro-rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

    Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the series' shares. On some issues, such as the election of directors, all shares of Piper Funds or Piper Funds II vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

    The Bylaws of both Piper Funds and Piper Funds II provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of a corporation may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the corporation. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the corporation. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all amendments to investment advisory contracts and for certain amendments to Rule 12b-1 distribution plans.

PENDING LEGAL PROCEEDINGS

    Complaints have been brought against the Adviser and the Distributor relating to Bond Fund, to the closed-end investment companies that merged into Piper Funds II and to other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve Government Fund.

    A number of complaints have been brought in federal and state court against Bond Fund (formerly named Institutional Government Income Portfolio ("PJIGX")), the Adviser, the Distributor, and certain

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
individuals affiliated or formerly affiliated with the Adviser and the Distributor. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled In Re: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT INCOME PORTFOLIO LITIGATION. The Amended Consolidated Class Action Complaint was filed on October 5, 1994, in the United States District Court, District of Minnesota, against PJIGX, the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds. A number of lawsuits and arbitrations brought by some of the investors who requested exclusion from the settlement class remain pending.

    American Adjustable Rate Term Trust Inc.--1996 ("BDJ"), American Adjustable Rate Term Trust Inc.-- 1997 ("CDJ"), American Adjustable Rate Term Trust Inc.--1998 ("DDJ") and American Adjustable Rate Term Trust Inc.--1999 ("EDJ") (collectively, the "Trusts") merged into Piper Funds II on September 1, 1995. Piper Funds II may be deemed to be a successor by merger to such Trusts and, as such, may succeed to their liabilities, including damages sought in any litigation.

    On October 20, 1994, Herman D. Gordon filed a complaint in the U.S. District Court for the District of Minnesota against DDJ and EDJ, the Adviser, the Distributor, Piper Jaffray Companies Inc. ("Piper") and certain associated individuals (the "Gordon Litigation"). A second complaint was filed by Frank Donio, I.R.A., and other plaintiffs on April 14, 1995, in the U.S. District Court for the District of Minnesota against BDJ, CDJ, DDJ and EDJ, the Adviser, the Distributor, Piper and certain associated individuals (the "Donio Litigation"). Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995. The consolidated complaint, which purports to be a class action, alleges that the defendants violated certain federal and state securities laws by making materially misleading statements in prospectuses and other disclosures concerning risks associated with investing in the Trusts, compliance with the Trusts' investment policies, and the reasons for proposing and the benefits to be obtained by shareholders from the Merger and by allegedly breaching their fiduciary duties. Damages are being sought in an unspecified amount. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding claims of the purported class action. The
Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid upon the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million. Such payments have been or will be made by Piper Jaffray Companies, Inc. and the Adviser and will not be an obligation of Piper Funds II.

    In addition to the complaints described above, complaints have been filed in state and federal court relating to a number of other closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in prospectuses concerning investment policies and risks. In addition to the Settlement Agreements discussed above, agreements-in-principle have been reached to settle certain other complaints. The Adviser and the Distributor also are subject to regulatory inquiries related to various funds or assets managed by the Adviser. See "Pending Litigation" in the Statement of Additional Information.

    The Adviser and the Distributor do not believe that the settlements discussed above, any agreement-in-principle to settle, or any outstanding complaint, action in arbitration or regulatory inquiry will have a material adverse effect on their ability to perform under their agreements with Piper Funds or Piper Funds II or a material adverse effect on the Funds.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                                PIPER FUNDS INC.

                               INVESTMENT ADVISER
                     Piper Capital Management Incorporated

                                  DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                       Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP

                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP

   Table of Contents

                                            PAGE
Introduction...........................           2
Fund Expenses..........................           4
Financial Highlights...................           6
Investment Objectives and Policies.....           8
Characteristics and Risks of Securities
 and Special Investment Methods........          13
Management.............................          26
Distribution of Fund Shares............          27
SHAREHOLDER GUIDE TO INVESTING
  How to Purchase Shares...............          29
  Reducing Your Sales Charge...........          31
  Special Purchase Plans...............          32
  How to Redeem Shares.................          33
  Shareholder Services.................          35
  Dividends and Distributions..........          37
Valuation of Shares....................          38
Tax Status.............................          38
Performance Comparisons................          39
General Information....................          39

----------------------------------------------------------
  Prospectus

       [LOGO]

  ------------------------------

  INCOME FUNDS
  Government Income Fund
  Intermediate Bond Fund
  Adjustable Rate Mortgage
  Securities Fund

  November 6, 1996

  --------------------------------

      30400 021-97

                                        PART B

                                GOVERNMENT INCOME FUND
                                INTERMEDIATE BOND FUND
                          each a series of Piper Funds Inc.
                                         and
                       ADJUSTABLE RATE MORTGAGE SECURITIES FUND
                           a series of Piper Funds Inc.--II

                         STATEMENT OF ADDITIONAL INFORMATION
                                   November 6, 1996

                                  Table of Contents
                                                                      Page
                                                                      ----

Investment Policies and Restrictions . . . . . . . . . . . . . .       2
Directors and Executive Officers . . . . . . . . . . . . . . . .      14
Investment Advisory and Other Services . . . . . . . . . . . . .      18
Portfolio Transactions and Allocation of Brokerage . . . . . . .      26
Capital Stock and Ownership of Shares. . . . . . . . . . . . . .      28
Net Asset Value and Public Offering Price. . . . . . . . . . . .      29
Performance Comparisons. . . . . . . . . . . . . . . . . . . . .      30
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . .      34
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . .      34
Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .      36
General Information. . . . . . . . . . . . . . . . . . . . . . .      38
Financial Statements . . . . . . . . . . . . . . . . . . . . . .      39
Pending Litigation . . . . . . . . . . . . . . . . . . . . . . .      39
Appendix A - Corporate Bond, Preferred Stock and
  Commercial Paper Ratings . . . . . . . . . . . . . . . . . . .     A-1
Appendix B - Interest Rate Futures Contracts
  and Related Options. . . . . . . . . . . . . . . . . . . . . .     B-1


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to a combined prospectus of Government Income Fund and Intermediate Bond Fund (series of Piper Funds Inc.) and Adjustable Rate Mortgage Securities Fund (a series of Piper Funds Inc.--II), dated November 6, 1996. This Statement of Additional Information should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from the Funds at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

                         INVESTMENT POLICIES AND RESTRICTIONS

     This Statement of Additional Information relates to Government Income Fund and Intermediate Bond Fund (formerly Institutional Government Income Portfolio), each of which is a series of Piper Funds Inc. ("Piper Funds"), and Adjustable Rate Mortgage Securities Fund, which is a series of Piper Funds Inc.--II ("Piper Funds--II"). These series are sometimes referred to herein individually as a "Fund" or, collectively, as the "Funds." Piper Funds and Piper Funds--II are sometimes referred to herein individually as a "Company" or, collectively, as the "Companies." The investment objectives and policies of the Funds are set forth in the Funds' respective Prospectus. Certain additional investment information is set forth below.

     On September 1, 1995, four closed-end investment companies, American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998 and American Adjustable Rate Term Trust Inc.--1999, merged into Adjustable Rate Mortgage Securities Fund (the "Merger"). Adjustable Rate Mortgage Securities Fund had no history of operations prior to the Merger. In this Statement of Additional Information, certain performance and financial information is provided for Adjustable Rate Mortgage Securities Fund for periods prior to September 1, 1995. Such information relates to American Adjustable Rate Term Trust Inc.--1998 ("DDJ"), the surviving entity of the Merger for financial reporting purposes.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The Funds have received from the Securities and Exchange Commission an exemptive order permitting the Funds, along with the other series of Piper Funds, closed-end and other open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser"), and all future series of each Company and all future investment companies advised by the Adviser or its affiliates, to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made; such Fund will likewise segregate securities it sells on a forward commitment basis.

SHORT-TERM MONEY MARKET SECURITIES

     As set forth in the Prospectus, each Fund may invest in short-term money market securities including obligations of the U.S. Government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances, high-grade commercial paper and other money market instruments.

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature within 397 days are considered money market securities for purposes of the Funds' investment policies.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits are not transferable and are therefore illiquid prior to their maturity. The Funds will not invest more than 15% of their net assets in time deposits and other illiquid securities. (Intermediate Bond Fund may not invest in illiquid securities.) See "Investment Restrictions." Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. or A-1 or A-2 by Standard & Poor's Ratings Services, (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's Investors Service, Inc. or at least AA by Standard & Poor's Ratings Services, or
(c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Funds.

     Money market instruments in which the Funds may invest also include non-convertible corporate debt securities (for example, bonds and debentures) with no more than 397 days remaining to maturity, provided such obligations are rated Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Ratings Services.

MORTGAGE-RELATED SECURITIES

     PASS-THROUGH SECURITIES -- The investments of each Fund in mortgage-related securities include government guaranteed pass-through securities. These obligations are described below.

     (1 ) GNMA CERTIFICATES. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Funds purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether the mortgagor actually makes the payment.

     - GNMA Guarantee -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     - Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

     As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     - Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may be issued at a premium or discount, rather than at par, and, after issuance, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     (2) FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     (3) FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on

FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     CREDIT SUPPORT -- To lessen the effect of failures by obligors on underlying mortgages to make payments, mortgage-related securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.
Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     RESTRICTIONS ON INVESTMENTS BY ADJUSTABLE RATE MORTGAGE SECURITIES FUND. As set forth in the Prospectus, Adjustable Rate Mortgage Securities Fund will not invest in any inverse floating, interest-only, principal-only or Z tranches of CMOs or in stripped mortgage-related securities. In addition, the Fund will not invest in any other mortgage-related securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency (the "OCC"). In

OCC Banking Circular 228 (Rev.) (January 10, 1992), the OCC defined a "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:

          (a) AVERAGE LIFE TEST. The mortgage derivative product has an expected weighted average life greater than 10.0 years.

          (b) AVERAGE LIFE SENSITIVITY TEST. The expected weighted average life of the mortgage derivative product:

               (i) extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; or

               (ii) shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

          (c) PRICE SENSITIVITY TEST. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Examples of certain "high-risk mortgage securities" include interest-only and principal-only classes of stripped mortgage-related securities, inverse floating CMOs and certain zero-coupon Treasury securities.

OPTIONS

     As set forth in the Prospectus, Government Income Fund and Adjustable Rate Mortgage Securities Fund may write covered options and purchase options on securities. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive premiums from writing call or put options, which they retain whether or not the option is exercised. The Funds will write only covered options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). A Fund will be considered covered with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government Securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     A Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. That Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Funds will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Funds purchase put options on underlying securities they own.

     The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write may be affected by options written by the other Fund and by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     OVER-THE-COUNTER OPTIONS. Government Income Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of a Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. Government Income Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. With respect to each OTC option for which such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

     The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

ILLIQUID SECURITIES

     To the extent set forth in the Prospectus, the Funds may invest in Rule 144A securities, commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and, except for Adjustable Rate Mortgage Securities Fund, may invest in interest-only and principal-only classes of mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors of the Companies or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and
(d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. For purposes of calculating portfolio turnover, the maturity of investment purchases and sales related to dollar roll transactions is considered to be less than 12 months. See "Special Investment Methods--Mortgage Dollar Rolls" in the prospectus.

DIVERSIFICATION

     Each Fund intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the"1940 Act"), which means that at least 75% of its assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of each Fund and to not more than 10% of the outstanding voting securities of such issuer.

INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus, each Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of a Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares.

     With respect to Government Income Fund, as fundamental investment restrictions, the Fund will not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto. The various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered as separate industries.

     2. Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #3 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     3. Borrow money (provided that the Fund may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the value of the Fund's total assets. Interest paid on borrowed funds will decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowing exceeds 5% of the value of the Fund's total assets. The Fund will not borrow money for leverage purposes (provided that the Fund may enter into reverse repurchase agreements for such purposes).

     4. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     5. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

     6. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     7. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     With respect to Intermediate Bond Fund, as fundamental investment restrictions, the Fund will not:

     1.   Issue any senior securities, as defined in the 1940 Act.

     2. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

     3. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing.

     4. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     5. Purchase or sell real estate or real estate mortgage loans, except that the Fund may invest in securities secured by real estate or interests therein.

     6.   Purchase or sell commodities or commodity futures contracts.

     7. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry. This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

     8. Make loans to other persons, provided that the Fund may enter into repurchase agreements. The purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities will not be considered the making of a loan.

     9.   Loan its portfolio securities.

     With respect to Adjustable Rate Mortgage Securities Fund, as fundamental investment restrictions, the Fund will not:

     1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U. S. Government or any agency or instrumentality thereof.

     2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that, under normal market conditions, the Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by private organizations. Except for the requirement that the Fund invest 25% or more of its total assets in ARMS, the foregoing restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities or repurchase agreements relating thereto.

     3. Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #4 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     4. Borrow money, except for temporary or emergency purposes. The amount of such borrowing (including borrowing through reverse repurchase agreements) may not exceed 10% of the value of the Fund's total assets. The Fund will not purchase portfolio securities while outstanding borrowings exceeds 5% of the value of the Fund's total assets. The Fund will not borrow for leverage purposes.

     5. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

     7. Purchase or sell real estate or interests therein (other than securities backed by mortgages and similar instruments).

     8. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     9. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements.

     For purposes of determining compliance with fundamental investment restriction number 2, relating to industry concentration, the various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered separate industries and ARMS issued by private organizations are considered to be securities of issuers in the same industry. In addition, the industry classification of asset-backed securities will be determined based on the type of collateral underlying the securities. For example, asset-backed securities backed by automobile receivables will be considered to be in a different industry than asset-backed securities backed by credit card receivables.

     As nonfundamental investment restrictions that may be changed at any time without shareholder approval, no Fund will:

     1.   Invest in warrants.

     2.   Make short sales of securities.

     3. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Funds may make margin deposits in connection with futures contracts.

     4. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the respective Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     5.   Invest for the purpose of exercising control or management.

     6. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies investing in the foregoing.

     7. Purchase the securities of other investment companies except as part of a merger, consolidation or acquisition of assets.

     8.   Invest in real estate limited partnerships.

     9. Invest more than 5% of total assets in the securities of foreign issuers, provided that Intermediate Bond Fund will not invest in the securities of foreign issuers other than U.S. dollar-denominated Yankee bonds and Adjustable Rate Mortgage Securities Fund will not invest in the securities of foreign issuers.

     10. Invest more than 15% of net assets in illiquid securities, except that Intermediate Bond Fund will not invest in illiquid securities.

     11. Except for Adjustable Rate Mortgage Securities Fund, invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years. The value of all securities issued or guaranteed by such guarantor and owned by a Fund shall not exceed 10% of the value of the total assets of such Fund.)

     12. Write, purchase or sell puts, calls or combinations thereof, except that Government Income Fund and Adjustable Rate Mortgage Securities Fund may write put and call options with respect to the securities in which they may invest, may purchase put and call options, and may engage in financial futures contracts and related options transactions. With respect to Adjustable Rate Mortgage Securities Fund, the Fund is subject to the following limitations:

     a. The Fund will not write puts if, as a result, more than 50% of its assets would be required to be segregated.

     b. The aggregate premiums paid on all put and call options purchased by the Fund, including options on futures contracts, may not exceed 20% of the Fund's net assets.

     c. The Fund's aggregate margin deposits in connection with futures contracts and options thereon will not exceed 5% of the Fund's total assets.

     d. The Fund will not purchase or write over-the-counter put and call options.

     Any investment restriction or limitation referred to above or in the Prospectus which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                           DIRECTORS AND EXECUTIVE OFFICERS

     The directors and officers of each Company and their principal occupations during the past five years are set forth below. Unless otherwise indicated, all positions have been held for more than five years. Each Company's directors and officers also serves as a director or officer of various closed-end and open-end investment companies managed by the Adviser.

     Name, Address and (Age)            Position with the Companies
     -----------------------            ---------------------------
     William H. Ellis* (54)             Chairman of the Board of Directors
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     David T. Bennett (56)              Director
     3400 City Center
     33 South Sixth Street
     Minneapolis, Minnesota 55402

     Jaye F. Dyer (69)                  Director
     4670 Norwest Center
     90 South Seventh Street
     Minneapolis, Minnesota 55402

     Karol D. Emmerich (47)             Director
     7302 Claredon Drive
     Edina, Minnesota 55439

     Luella G. Goldberg (59)            Director
     7019 Tupa Drive
     Edina, Minnesota 55435

     Name, Address and (Age)            Position with the Companies
     -----------------------            ---------------------------

     David A. Hughey (65)               Director
     134 Powers Road
     Meredith, NH 03253

     George Latimer (61)                Director
     754 Linwood Avenue
     St. Paul, MN  55105

     Paul A. Dow (45)                   President
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Robert H. Nelson (33)              Vice President
     Piper Jaffray Tower                and Treasurer
     222 South Ninth Street
     Minneapolis, Minnesota 55402

     Susan S. Miley (39)                Secretary
     Piper Jaffray Tower
     222 South Ninth Street
     Minneapolis, Minnesota 55402

---------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Fund.

     William H. Ellis is President of Piper Jaffray Companies Inc.; Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser"); President of the Adviser since 1994; Director of Piper Jaffray Inc..

     David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

     Jaye F. Dyer has been President of Dyer Management Company, a private management company, since 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

     Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she was Vice President, Chief

Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

     Luella G. Goldberg serves on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Bank Savings fsb (since 1985), TCF Financial Corporation (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

     David A. Hughey is a Trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ICI Mutual Insurance Company.

     George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993, and prior thereto he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

     Paul A. Dow is Chief Investment Officer and Senior Vice President of the Adviser.

     Robert H. Nelson has been a Senior Vice President of the Adviser since 1993; prior there he had been a Vice President of the Adviser from 1991 to 1993.

     Susan S. Miley has been Senior Vice President and General Counsel of the Adviser since 1995 and Secretary of the Adviser since 1996; prior to which she was counsel for American Express Financial Advisors, Minneapolis, Minnesota from 1994 to 1995 and an attorney at Simpson Thacher & Bartlett, New York, New York from 1984 to 1992.

     Ms. Emmerich, Ms. Goldberg Mr. Hughey are members of the Audit Committee of the Board of Directors. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees each Company's financial reporting process, reviews audit results and recommends annually to the Companies a firm of independent certified public accountants.

     The Board of Directors also has a Committee of the Independent Directors, consisting of Messrs. Bennett, Dyer, Hughey and Latimer, Ms. Emmerich and Ms.

Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.

     The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Subcommittee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.

     The directors of each Company who are officers or employees of the Adviser or of its affiliates receive no remuneration from the Companies. Each of the other directors currently receives a quarterly retainer of $3,625 that is allocated among the Funds and all other open-end funds managed by the Adviser on the basis of the total assets of each such fund. In addition, each director receives a fee from each Company for each regular quarterly and in-person special meeting of the Board of Directors attended. (The per-meeting fee of Piper Funds is based on the combined total assets of Piper Funds and Piper Institutional Funds Inc.) The per-meeting fee is based upon asset size and is $250 if assets are under $200 million, $500 if assets are $200 million and over but less than $500 million, $750 if asses are $500 million and over but less than $1 billion, $1,000 if assets are $1 billion and over but less than $5
billion, and $1,500 if assets are $5 billion or over.   Members of the Audit
Committee who are not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 for the chairperson of the Committee), and the chairperson of the Committee of the Independent Directors receives $1,000 for each meeting of such committee attended, with such fees being allocated evenly between the Companies and all other closed-end and open-end investment companies managed by the Adviser. Members of the Committee of the Independent Directors and the Derivatives Subcommittee (other than the chairperson of the Committee of the Independent Directors) currently receive no additional compensation. In addition, each Director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the compensation received by each director from Piper Funds for the fiscal year ended September 30, 1996 from Piper Funds--II for the fiscal year ended August 31, 1996 and for the fiscal period ended September 30, 1996, and from the from the Companies and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table. Mr. Hughey became a director of each Company on September 3, 1996.



                                                  Compensation from              Compensation from
                                                    Piper Funds                   Piper Funds--II
                                                  -----------------        --------------------------------          Total
                                                     Year Ended              One-month          Year Ended      Compensation from
                                                      9/30/96              Ended 9/30/96         8/31/96          Fund Complex *
--------                                          ------------------       --------------     --------------     -----------------

Jaye F. Dyer                                             $6,775                 $0                $6,531            $67,700
Karol D. Emmerich                                        $6,775                 $0                $6,531            $67,700
Luella G. Goldberg                                       $7,150                 $0                $6,562            $70,700
George Latimer                                           $6,400                 $0                $6,500            $64,700
David T. Bennett                                         $6,400                 $0                $6,500            $61,700
David A. Hughey                                           $0                    $0                 $0                 $0


* Currently consists of 20 open-end and closed-end investment companies managed by the Adviser, including the Companies. During the 1995 calendar year, the Fund Complex consisted of up to 27 such investment companies, managed by the Adviser or an affiliate of the Adviser, several of which were merged or consolidated during the year. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    The investment adviser for the Funds is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Funds' distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Funds. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

CONTROL OF THE ADVISER AND THE DISTRIBUTOR

    The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Adviser acts as the investment adviser of the Funds under Investment Advisory and Management Agreements which have been approved by the Board of Directors (including a majority of the directors who are not parties to the agreements, or interested persons of any such party, other than as directors of the Funds) and the shareholders of the Funds.

    Each Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, each agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. An agreement may be terminated with respect to a particular Fund at any time by a vote of the holders of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the Adviser. Unless sooner terminated, each agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. If a majority of the outstanding voting securities of any of the Funds approves an agreement, the agreement shall continue in effect with respect to such approving Fund whether or not the shareholders of any other Fund approve the agreement.

    Pursuant to each Investment Advisory and Management Agreement, the Funds pay the Adviser monthly advisory fees equal on an annual basis to a certain percentage of each Fund's average net assets as set forth in the following table.

                                                       Annual Advisory Fee
                        Average Net Asset Values        as Percentage of
                             of the Fund               Average Net Assets
                         ------------------------      --------------------

Government               On the first $250,000,000              .50%
  Income Fund            On the next $250,000,000               .45%
                         On average assets of over
                           $500,000,000                         .40%

Intermediate Bond Fund   On the first $100,000,000              .30%
                         On the next $150,000,000               .25%
                         On average assets of over
                           $250,000,000                         .20%

Adjustable Rate Mortgage On the first $500,000,000              .35%
  Securities Fund        One average assets of over             .30%
                           $500,000,000

     The table below sets forth the advisory fees paid by Government Income Fund and Intermediate Bond Fund for the periods indicated:



                              Advisory fees               Advisory fees            Advisory fees
                              for the fiscal              for the fiscal           for the fiscal
                              year ended                   year ended                year ended
Fund                        September 30, 1994          September 30, 1995       September 30, 1996
----                        -------------------         ------------------       ------------------
Government Income Fund      $    734,950               $     576,359             $      474,589
Intermediate Bond Fund      $  1,645,922               $     959,379             $      634,796


     With respect to Adjustable Rate Mortgage Securities Fund, the Adviser received compensation of $1,487,059 for the fiscal year ended August 31, 1996 and $76,672 for the fiscal period from September 1, 1996 to September 30, 1996. Prior to the Merger, the Adviser also acted as the investment adviser of DDJ, the surviving entity of the Merger for financial reporting purposes. Pursuant to the Investment Advisory and Management Agreement between DDJ and the Adviser, the Adviser received a monthly management fee at the per annum rate of .35% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $1,857,513 and $1,462,719, respectively, for the fiscal years ended August 31, 1994 and 1995.


     Prior to the Merger, the Adviser also acted as the administrator of DDJ pursuant to an Administration Agreement under which the Adviser received a monthly administration fee at the per annum rate of .15% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $796,077 and $626,880, respectively, for the fiscal years ended August 31, 1994 and 1995. Adjustable Rate Mortgage Securities Fund has not entered into such an agreement with the Adviser.

     Under the Investment Advisory and Management Agreements, the Adviser provides each Fund with advice and assistance in the selection and disposition of that Fund's investments. All investment decisions are subject to review by the Board of Directors of the respective Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Funds.

     The same security may be suitable for more than one of the Funds and/or for other series of the Companies or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by more than one of the Funds or by any of the Funds and other series of the Companies or other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by that Fund or the size of the position obtainable or able to be sold by that Fund.

EXPENSES

     The expenses of each Fund are deducted from their income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the applicable Investment Advisory and Management Agreement. Any general expenses of the Companies that are not readily identifiable as belonging to a particular series of a Company will be allocated among the series based upon the relative net assets of the series at the time such expenses were incurred.

DISTRIBUTION PLAN

     Rule 12b-1(b) under the 1940 Act provides that any payments made by the Funds in connection with financing the distribution of their shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. Because some of the payments described below to be made by the Funds are distribution expenses within the meaning of Rule 12b-1, each Company has entered into an Underwriting and Distribution Agreement with the Distributor pursuant to a Distribution Plan adopted in accordance with such Rule.

     Rule 12b-1(b)(1) requires that each such plan be approved by a majority of a Fund's outstanding shares, and Rule 12b-1(b)(2) requires that each such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the respective Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

         (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

         (b) that any person authorized to direct the disposition of moneys paid or payable by the Company pursuant to the plan or any related agreement shall provide to the Company's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

         (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of a Fund.

    Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

    Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if the selection and nomination of the Company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and
(b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the Company and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plans will benefit the Companies and their shareholders.

    Pursuant to the provisions of its Distribution Plan, Government Income Fund pays a monthly fee to the Distributor equal, on an annual basis to .50% of its average daily net assets in connection with servicing of the Fund's shareholder accounts and in connection with distribution-related services provided with respect to the Fund. Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund each pay a monthly fee under their Distribution Plans equal, on an annual basis to .30% and .15% of the Fund's average daily net assets, respectively. Except with respect to Adjustable Rate Mortgage Securities Fund, a portion of each Fund's total fee (to be determined from time to time by the Board of Directors) may be paid as a distribution fee and will be used by the Distributor to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of such Fund ("Distribution Expenses"), and the remaining portion of the fee may be paid as a shareholder servicing fee and will be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to such Fund ("Shareholder Servicing Costs"). All of the Rule 12b-1 fee paid by Adjustable Rate Mortgage Securities Fund is categorized as a servicing fee. Distribution Expenses under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to Investment Executives of the Distributor and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Distributor's overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares.
Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders of the Funds regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by the Funds' Adviser or transfer agent.

    The table below sets forth the distribution fees paid by Government Income Fund and Intermediate Bond Fund for the periods indicated.


                             Distribution fees       Distribution fees      Distribution fees
                              for the fiscal         for the fiscal         for the fiscal
                                year ended              year ended             year ended
Fund                         September 30, 1994     September 30, 1995      September 30, 1996
----                         -------------------    ------------------      ------------------
Government Income Fund          $461,794                 $365,759              $292,676
Intermediate Bond Fund         1,553,536                  781,067               475,345


     With respect to Adjustable Rate Mortgage Securities Fund, distribution fees paid by the Fund for the fiscal year ended August 31, 1996 and the fiscal period from September 1, 1996 to September 30, 1996 were $638,422 and $32,843 respectively. The Distribution Plan for Adjustable Rate Mortgage Securities Fund was not in effect during prior fiscal years.

     The Distributor voluntarily limited the amount payable under the Distribution Plan to an annual rate of .21% and .31% of average daily net assets for Intermediate Bond Fund and Government Income Fund, respectively, for the fiscal year ended September 30, 1994. For the fiscal years ended September 30, 1995 and 1996, the Distributor voluntarily limited the amounts payable under such Distribution Plan to annual rates of .20% and .32% of average daily net assets for Intermediate Bond Fund and Government Income Fund, respectively. The voluntary limitations for the fiscal year ending September 30, 1997 are
 .22% and .34% of average daily net assets for Intermediate Bond Fund and Government Income Fund, respectively. The Distributor may terminate its voluntary fee limitation at any time in its discretion.

     Fees payable under the Piper Funds Distribution Plan for the fiscal year ended September 30, 1996, were used by the Distributor as follows:


                                                    Government          Intermediate
                                                    Income Fund          Bond Fund
                                                    -----------          ---------
Advertising                                           $ 0                 $ 0
Printing and mailing of prospectuses to
  other than current shareholders                     $ 9,441             $ 0
Compensation to underwriters (trail
  fees to investment executives)                      $ 283,235           $ 475,345
Compensation to dealers                               $ 0                 $ 0
Compensation to sales personnel                       $ 0                 $ 0
Interest, carrying or other
  financing charge                                    $ 0                 $ 0
Other (specify)                                       $ 0                 $ 0
                                                    -----------          ----------
Total                                                 $ 292,676           $ 475,345



     With respect to Adjustable Rate Mortgage Securities Fund, total servicing fees in the amount of $638,422 were paid under such Fund's Distribution Plan for the fiscal year ended August 31, 1996 and were used
for compensation to underwriters (trail fees to investment executives).    For
the fiscal period from September 1, 1996 to September 30, 1996, servicing fees in the amount of $32,843 were paid under the Plan and also were used for compensation to underwriters.

UNDERWRITING AND DISTRIBUTION AGREEMENT

     Pursuant to Underwriting and Distribution Agreements with Piper Funds and Piper Funds--II, the Distributor has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving fees pursuant to the Distribution Plans discussed above, the Distributor receives the sales load on sales of Fund shares set forth in the prospectus. The following table sets forth the aggregate dollar amount of underwriting commissions paid by the Funds for the periods indicated and the amount of such commissions retained by the Distributor.


                                  Total Underwriting Commissions                 Underwriting Commissions Retained by Distributor
                ---------------------------------------------------------  ---------------------------------------------------------
                Fiscal year ended   Fiscal year ended   Fiscal year ended   Fiscal year ended  Fiscal year ended   Fiscal year ended
                 Sept. 30, 1994       Sept. 30, 1995     Sept.  30, 1996    Sept.  30, 1994    Sept.  30, 1995      Sept.  30, 1996
                -----------------   -----------------   -----------------  ------------------  ----------------     ---------------
Government
  Income Fund     $   439,716          $  111,536       $   42,651           $  255,000         $   64,691           $   17,487
Intermediate
  Bond Fund         1,340,277              43,458           12,517              777,361             25,206                5,132

     With respect to Adjustable Rate Mortgage Securities Fund, total underwriting commissions paid and underwriting commissions retained by the Distributor for the fiscal year ended August 31, 1996 were $9,280 and $0, respectively, and total underwriting commissions paid and underwriting commissions retained by the Distributor for the fiscal period from September 1, 1996 to September 30, 1996 were $3,805 and $0, respectively. The Underwriting and Distribution Agreement between the Distributor and Piper Funds--II was not in effect prior to the fiscal year ended August 31, 1996.

     For the same periods, in addition to retaining the underwriting commissions set forth above, the Distributor received brokerage commissions as set forth below.


                                    Brokerage Commissions Paid to Distributor
                           ----------------------------------------------------------
                           Fiscal Year Ended    Fiscal Year Ended   Fiscal Year Ended
                           September 30, 1994  September 30, 1995  September 30, 1996
                           ------------------  ------------------  ------------------
Government Income Fund           $41,650              $1,700              $ 0
Intermediate Bond Fund                 0                   0                0


    Adjustable Rate Mortgage Securities Fund did not pay any brokerage commissions to the Distributor during the fiscal year ended August 31, 1996 and the fiscal period from September 1, 1996 to September 30, 1996.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Companies, maintains certain omnibus shareholder accounts for each of the Funds. Each such omnibus account represents the accounts of a number of individual shareholders of a Fund. The Company has entered into Shareholder Account

Servicing Agreements with the Distributor and Piper Trust Company ("Piper Trust"), pursuant to which the Distributor and Piper Trust provide certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts held at the respective companies. Pursuant to such Agreements, the Distributor and Piper Trust have agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor and Piper Trust are paid annual fees of $7.50 per active shareholder account (defined as an account that has a balance of shares) by each Fund and $1.60 per closed account (defined as an account that does not have a balance of shares but has had activity within the past 12 months) by each Fund. Such fees are payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fees cover all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

    During the fiscal year ended September 30, 1996, Government Income Fund paid $51,052 and Intermediate Bond Fund paid $31,433 to the Distributor under the Shareholder Account Servicing Agreement. During the fiscal year ended September 30, 1996, Government Income Fund paid $6,955 and Intermediate Bond Fund paid $2,939 to Piper Trust under the Shareholder Account Servicing Agreement.

    Adjustable Rate Mortgage Securities Fund paid $86,239 to the Distributor and $0 to Piper Trust during the fiscal year ended August 31, 1996 and for the fiscal period from September 1, 1996 to September 30, 1996, the Fund paid $7,365 to the Distributor and $0 to Piper Trust.

                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

    The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

    When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities. The Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

    The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Funds' portfolio transactions in exchange for research services provided the Adviser, except as noted below. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Funds' business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Funds pay higher than the lowest commission rates available.

    Portfolio transactions for the Funds, including transactions in futures contracts and options thereon, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with transactions effected on a securities exchange, it is the policy of the Funds that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers or futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options on futures contracts being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers and futures commission merchants.

    The Funds paid the following brokerage commissions for the periods indicated:


                          Fiscal Year Ended      Fiscal Year Ended    Fiscal Year Ended
                          September 30, 1994     September 30, 1995   September 30, 1996
                          ------------------     ------------------   ------------------
Government Income Fund       $  65,620                $  15,300           $  7,650
Intermediate Bond Fund          24,022                   11,833                0



    The following table sets forth additional information with respect to brokerage commissions paid during the fiscal year ended September 30, 1996:


                                                                                       % of Fund's aggregate
                                                                                          dollar amount of
                                                                                       transactions involving
                                                                   % of Fund's                payment of
                                               Brokerage         total brokerage          commissions which
                          Total brokerage    commissions paid    commissions paid       was effected through
                         commissions paid     to Distributor      to Distributor           the Distributor
                         ----------------    ----------------    ----------------       --------------------
Government Income Fund   $ 7,650                $ 0                    0 %                       2 %
Intermediate Bond Fund *     0                    0                    0                         0


         For the fiscal years ended August 31, 1994 and 1995, DDJ paid aggregate brokerage commissions of $69,650 and $3,740, respectively. Of such amounts, $63,325 and $1,700, respectively, were paid to the Distributor. For the fiscal year ended August 31, 1996 Adjustable Rate Mortgage Securities Fund paid no brokerage commissions. For the fiscal period from September 1, 1996 to September 30, 1996, Adjustable Rate Mortgage Securities Fund paid no brokerage commissions.

    From time to time the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. None of the Funds held any such securities at fiscal year end or purchased any such securities during the fiscal year or fiscal period.


OPTION TRADING LIMITS

    The writing by the Funds of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which one Fund may write may be affected by options written by the other Funds and other series of the Companies and by other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

    The Board of Directors is empowered under each Company's Articles of Incorporation to issue additional series of a Company's common stock without shareholder approval. On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on a Company's Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of any other series.

    The assets received by a Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of a Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

    The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within a Fund, as well as within any series of a Company created in the future. All classes of shares in a series would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the
particular class incurring such expenses.   This would result in variations in
net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of a Company will allow the Companies in the future the flexibility to better tailor their methods of marketing, administering and distributing shares of the Funds to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Funds incurring such expenses.

    As of November 1, 1996, no shareholder was known by the Funds to own beneficially 5% or more of the outstanding shares of any of the Funds. The directors and officers of each Company as a group owned less than 1% of the outstanding shares of each Fund as of such date.

                      NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The method for determining the public offering price of Fund shares is summarized in the prospectus in the text following the headings "How to Purchase Shares--Purchase Price" and "Valuation of Shares." The net asset value of each Fund's shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

    The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share of each Fund also fluctuates. On
September 30,

1996, the net asset value per share for each Fund was calculated as follows:

                                Government Income Fund
                                ----------------------

Net Assets ($ 83,828,575)                      = Net Asset Value Per Share
----------------------------------------------
Shares Outstanding (9,495,487)                  ($ 8.83)

                                Intermediate Bond Fund
                                ----------------------

Net Assets ($ 135,837,838)                     = Net Asset Value Per Share
----------------------------------------------
Shares Outstanding (18,104,026)                 ($ 7.50)


                       Adjustable Rate Mortgage Securities Fund
                       ----------------------------------------
Net Assets ($ 262,833,368)                     = Net Asset Value Per Share
----------------------------------------------
Shares Outstanding (32,616,678)                 ($ 8.06)

    For Government Income Fund, a sales charge of 4.17% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share. The sales charges for Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund are 2.04% and 1.52%, respectively, of the net asset value (in case of sales of less than $100,000).

                               PERFORMANCE COMPARISONS

    Advertisements and other sales literature for the Funds may refer to "average annual total return," "cumulative total return" and "yield."

    Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)(n) = ERV

         Where:    P    =    a hypothetical initial payment of $1,000;
                   T    =    average annual total return;
                   n    =    number of years; and
                   ERV  =    ending redeemable value at the end of the period
                             of a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the average annual total returns for each Fund for one year, five years and since inception for the period ending September 30, 1996:

                                       Average Annual Total Returns
                                       ----------------------------
                                  1 Year    5 Years   Since Inception
                                  ------    -------   ---------------

Government Income Fund (1)        0.79%       5.25%         6.68%
Intermediate Bond Fund (2)        3.57%       3.97%         6.91%
Adjustable Rate Mortgage
  Securities Fund (3)             4.97%        N/A          4.17%

____________________
(1) Inception date:  3/16/87
(2) Inception date: 7/11/88. The Fund's investment policies were revised on September 13, 1996 to permit investments in a broad range of investment quality debt securities. Prior to that date, the Fund was named Institutional Government Income Portfolio, and was permitted to invest only in U.S. Government Securities and repurchase agreements for such securities. Total return calculations deduct the current maximum sales charge of 2%. The maximum sales charge prior to September 13, 1996 was 1.5%.
(3) Inception date: 1/30/92.  Performance for periods prior to September 1,
    1995 is   that of DDJ, the Fund's predecessor for financial reporting purposes.

    The Distributor has voluntarily limited Rule 12b-1 fees and the Adviser has paid certain expenses of some of the Funds, thereby increasing total return and yield. These fees and expenses may or may not waived or paid in the future in the Adviser's discretion. Absent any voluntary expense payments or fee waivers, the average annual total returns for such Funds for one year, five years and since inception for the period ending September 30, 1996 would have been:

                                            Average Annual Total Returns
                                            ----------------------------
                                  (absent voluntary waivers and reimbursements)
                                       1 Year    5 Years   Since Inception
                                       ------    -------   ---------------

Government Income Fund (1)              0.67%      5.06%         6.44%
Intermediate Bond Fund (2)                +        3.95%         6.67%

_______________
(1) Inception date:  3/16/87.
(2) Inception date:  7/11/88.
 + There were no voluntary expense waivers or payments by the Adviser during this time.

    Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  CTR = (ERV-P) 100
                                         -----
                                           P

              Where:    CTR =     Cumulative total return;
                        ERV =     ending redeemable value at the end of the
                                  period of a hypothetical $1,000 payment made
                                  at the beginning of such period; and
                        P   =     initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

    The following table sets forth the cumulative total returns for each Fund from inception to September 30, 1996:


                                                    Cumulative Total Returns
                                    Cumulative   (absent voluntary fee waivers
                                  Total Returns    and expense reimbursements)
                                  -------------    ---------------------------

Government Income Fund (1)            85.40%                  81.43%
Intermediate Bond Fund (2)            73.31%                  70.11%
Adjustable Rate Mortgage
  Securities Fund (3)                 21.03%                  20.88%

(1) Inception date:  3/16/87
(2) Inception date: 7/11/88. The Fund's investment policies were revised on September 13, 1996 to permit investments in a broad range of investment quality debt securities. Prior to that date, the Fund was named Institutional Government Income Portfolio, and was permitted to invest only in U.S. Government Securities and repurchase agreements for such securities. Total return calculations deduct the current maximum sales charge of 2%. The maximum sales charge prior to September 13, 1996 was 1.5%.
(3) Inception date: 1/30/92. Performance for periods prior to September 1, 1995 is that of DDJ, the Fund's predecessor for financial reporting purposes.

    The Funds may issue yield quotations. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                  6
                              YIELD = 2[(a-b + 1)   - 1]
                                         ---
                                          cd
              Where: a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements);
                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                        d = the maximum offering price per share on the last day of the period.

    For the 30-day period ended September 30, 1996, Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund had yields of 6.53%, 6.53% and 5.94%, respectively. (The yield for Intermediate Bond Fund has been restated to reflect the Fund's current 2% maximum sales charge. The maximum sales charge prior to September 13, 1996 was 1.5%.) Absent voluntary expense payments or fee waivers, the 30-day yield as of September 30, 1996 would have been 6.34% and 6.43% for Government Income Fund and Intermediate Bond Fund, respectively.

    In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its benchmark index and to the performance of similar funds as reported by Lipper. Each Fund's benchmark index and comparison group are set forth below.

    Performance information for the Funds also may be compared to other unmanaged indices. Unmanaged indices do not reflect deductions for administrative and management costs and expenses. The Funds may also include in advertisements and communications to Fund shareholders evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S DAILY, MONEY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL.

    The performance of Intermediate Bond Fund may be compared to the performance of the U.S. Mortgage Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Intermediate Aggregate Index. The performance of the Government Fund may be compared to the performance of U.S. Mortgage Fund Average, as reported by Lipper, and the Merrill Lynch 5-10 Year Treasury Index. The performance of Adjustable Rate Mortgage Securities Fund may be compared to the performance of the Adjustable Rate Mortgage Funds Average, as reported by Lipper, and to the performance of the Lehman Brothers Adjustable Rate Mortgage Index.

                                  PURCHASE OF SHARES

    An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                                 REDEMPTION OF SHARES

GENERAL

    Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

    Shareholders who purchased shares through a broker-dealer other than the Distributor may also redeem such shares by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted.
Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REINSTATEMENT PRIVILEGE

    A shareholder who has redeemed shares of a Fund may reinvest all or part of the redemption proceeds in shares of any Fund within 30 days without payment of an additional sales charge. The Distributor will refund to any shareholder a pro rata amount of any contingent deferred sales charge paid by such shareholder in connection with a redemption of Fund shares if and to the extent that the redemption proceeds are reinvested within 30 days of such redemption in any mutual fund managed by the Adviser. Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value without the payment of a front-end sales charge, irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata contingent deferred sales charge that was applicable to the earlier investment; however, the period during which the contingent deferred sales charge shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).

SYSTEMATIC WITHDRAWAL PLAN

    To establish a Systematic Withdrawal Plan for any Fund and receive regular periodic payments, an account must have a value of $5,000 or more. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the appropriate Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

    The maintenance of a Systematic Withdrawal Plan for a Fund concurrent with purchases of additional shares of that Fund would be disadvantageous because of the sales commission involved in the additional purchases. A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the appropriate Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.

                                       TAXATION

    Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company a Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

    The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which a Fund may purchase futures contracts and options. To the extent the Funds engage in short-term trading and enter into futures and options transactions, the likelihood of violating this 30% requirement is increased.

    The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

    If for any taxable year one of the Funds does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

    Each Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

    Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period.
The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, a Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

    Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of a Fund shareholder's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

    Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases other shares of the Company or of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

    Certain Funds may make investments that produce income that is not matched by corresponding distributions to such Funds, such as investments in obligations having original issue discount, such as zero coupon securities, or market discount (if a Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by a

Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

    As noted in the Prospectus, for federal income tax purposes, Government Income Fund, Intermediate Bond Fund and Adjustable Rate Mortgage Securities Fund had capital loss carryovers at September 30, 1996 of $16,784,819, $276,491,719 and $146,563,691, respectively. Adjustable Rate Mortgage Securities Fund is limited in its utilization of capital loss carryovers to $69,945,971 per year. If these loss carryovers are not offset by subsequent capital gains, they will expire September 30, 2002-2004 for Government Fund, September 30, 2003-2004 for Intermediate Bond Fund and September 30, 1997-2004 for Adjustable Rate Mortgage Securities Fund. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains for a Fund until such Fund's available capital loss carryover has been offset or has expired.

    Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.

                                 GENERAL INFORMATION

    Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

                                 FINANCIAL STATEMENTS

    The audited financial statements and supplementary schedules for the Funds as of September 30, 1996 (as of August 31, 1996 and September 30, 1996 for Adjustable Rate Mortgage Securities Fund) and have been incorporated by reference into this Statement of Additional Information from the Funds' annual reports to shareholders in reliance on the reports of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Funds, given on the authority of such firm as experts in accounting and auditing.

                                  PENDING LITIGATION

    Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. On February 13, 1996, a Settlement Agreement became effective for the consolidated class action lawsuit, titled IN RE: PIPER FUNDS INC. INSTITUTIONAL GOVERNMENT
INCOME PORTFOLIO LITIGATION.   The Amended Consolidated Class Action Complaint
was filed on October 5, 1994, in the United States District Court, District of Minnesota, against Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler, and had alleged the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. The Settlement Agreement will provide approximately $67.5 million, together with interest earned, less certain disbursements and attorney fees, to class members in payments scheduled over approximately three years. Such payments will be made by Piper Jaffray Companies Inc. and the Adviser and will not be an obligation of Piper Funds Inc.

    Two additional complaints relating to the Institutional Government Income Portfolio remain pending. These complaints were brought by investors who requested exclusion from the settlement class and are based on claims similar to those asserted in the consolidated Class Action complaint. The first pending complaint was brought on April 11, 1995, and filed in the Minnesota State District Court, Hennepin County. This action was removed to United States District Court, District of Minnesota. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A second pending complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by some of individual investors who requested exclusion from the settlement class in the IN
RE: PIPER FUNDS INC. action.

    A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the

Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation. On August 23, 1996, the Court granted final approval to the parties' agreement to settle all outstanding cliams of the purported class action. The Effective Date of the Settlement Agreement was September 23, 1996. The Settlement Agreement provides for $14 million in principal payments consisting of $500,000 which was paid upon the Court's preliminary approval, $1.5 million which was paid on the Effective Date of the Settlement Agreement, and payments of $3 million on each anniversary of the Effective Date for the next four years, with accrued interest payments of up to $1.8 million.

    Two additional complaints relating to the American Adjustable Rate Term Trusts, which are based on claims similar to those asserted in the Gordon/Donio Consolidated Complaint, remain pending. The first of these additional complaints was filed against the Distributor on August 11, 1995 in Washington State District Court, King County, by plaintiff Ernest Volinn. The second complaint was filed against the Distributor on November 1, 1995 in the United States District Court, District of Idaho, by plaintiff Ewing Company Profit Sharing Plan. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the American Adjustable Rate Term Trusts.

    A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II ("BSP"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc. ("OIF"), the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc. ("AAF"), American Government Income Fund Inc. ("AGF"), American Government Term Trust, Inc., American Strategic Income Portfolio Inc. ("ASP"), American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III ("CSP"), American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., the Distributor, the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. Plaintiffs filed a second amended complaint on February 5, 1996 and a third amended complaint on June 4, 1996. The third amended third complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company.
The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act. The named plaintiffs and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court, a settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and the Adviser over the next four years. The settlement also includes an agreement that each of OIF, AAF, and AGF would offer to repurchase up to 25% of their outstanding shares from current shareholders at net asset value. If the discounts between net asset value and market price of these funds do not decrease to 5% or less within approximately two years after the effective date of the settlement, the fund boards may submit shareholder proposals to convert these funds to an open-end format. Finally, the agreement stipulates that each of ASP, BSP, CSP and SLA would offer to repurchase up to 10% of their outstanding shares from current shareholders at net asset value.

    Four additional complaints are pending which involve the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action and are based on claims similar to that action. The first additional complaint was filed against the Distributor and Richard Tallent in Montana State District Court, Silver Bow County on November 1, 1995 by plaintiff John Darlington. The second complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Kenneth Schneider. The third complaint was filed against the Distributor and Richard Tallent on April 11, 1996 in Montana State District Court, Silver Bow County by plaintiff Margaret Nagel. The fourth complaint was filed against the Distributor on August 7, 1996 by plaintiff Kenneth Gennerman as Trustee of the Nicole Bowlin Trust in Wisconsin Circuit Court, Waukesha County. In addition to the above complaints, a number of arbitrations have been commenced by individual investors in the funds named as defendants in the Nelson/Christian Fellowship Consolidated Action.

    Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William
M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. The named plaintiff and defendants have reached an agreement-in-principle on a proposed settlement. If approved by the Court and a sufficiently large percentage of the putative class members, a settlement agreement consistent with the terms of the agreement-in-principle would provide to class members up to a total of $1.5 million collectively from The Managers Funds, L.P. and the Adviser on the effective date of the settlement. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, the Adviser, Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.

    The Adviser and Distributor do not believe that the settlements described above, or any of the above lawsuits and arbitrations, will have a material adverse effect upon their ability to perform under their agreements with the Company, and they intend to defend the remaining lawsuits vigorously.

                                     PART C

                                OTHER INFORMATION

                 Government Income Fund, Intermediate Bond Fund
                  and Adjustable Rate Mortgage Securities Fund

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements are incorporated by reference to the Registrants' Annual Reports previously filed with the Commission.

     (b-1)     Exhibits of Government Income Fund and Intermediate Bond Fund:

               1.1  Restated Articles of Incorporation dated November 23, 1993 *
               1.2  Certificate of Designation of Series M Common Shares *
               2.1  Bylaws *
               2.2  Amendment to Bylaws dated July 6, 1995 *
               2.3  Amendment to Bylaws dated September 13, 1996 (1)
               5.1  Investment Advisory and Management Agreement dated February
                    19, 1987 *
               5.2  Supplement to Investment Advisory and Management Agreement
                    dated April 4, 1988 *
               5.3  Supplement to Investment Advisory and Management Agreement
                    dated March 16, 1990 *
               5.4  Supplement to Investment Advisory and Management Agreement
                    dated July 21, 1992 *
               5.5  Supplement to Investment Advisory and Management Agreement
                    dated April 10, 1995 *
               6    Amended Underwriting and Distribution Agreement *
               9.1  Shareholder Account Servicing Agreement between Piper Funds
                    Inc. and Piper Trust Company *
               9.2  Shareholder Account Servicing Agreement between Piper Funds
                    Inc. and Piper Jaffray Inc. *
               10   Opinion and Consent of Dorsey & Whitney P.L.L.P. dated April
                    7, 1995 *
               11   Consent of KPMG Peat Marwick LLP (2)
               13   Letter of Investment Intent dated April 6, 1995 *
               15.1 Amended and Restated Plan of Distribution *
               15.2 Supplement to Distribution Plan dated April 10, 1995 *
               17.1 Power of Attorney dated November 27, 1995 *

     ---------------------
     * Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed with the Commission on November 27, 1995.

     (1) Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 13, 1996.

     (2)  Filed herewith.

     (b-2)     Exhibits of Adjustable Rate Mortgage Securities Fund:

               1.1  Articles of Incorporation (1)
               1.2  Amendment to Articles of Incorporation (1)
               2    Bylaws (1)
               5    Investment Advisory and Management Agreement (2)
               6.1  Underwriting and Distribution Agreement (2)
               6.2  Dealer Agreement (2)
               8    Custody and Investment Accounting Agreement (2)
               9.1  Agency Agreement (2)
               9.2  Shareholder Account Servicing Agreement (4)
               10   Opinion and Consent of Dorsey & Whitney P.L.L.P. (2)
               11   Consent of KPMG Peat Marwick LLP (5)
               15   Plan of Distribution (1)
               16   Computation of Performance Quotations (3)
               25   Power of Attorney (2)

---------------
     (1) Incorporated by reference to the Registrant's Registration Statement on Form N-14, File No. 33-58849.
     (2) Incorporated by reference to the initial Registration Statement of Piper Funds Inc.--II on Form N-1A filed June 23, 1995.
     (3) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Piper Funds Inc.--II on Form N-1A filed September 5, 1995.
     (4) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of Piper Funds Inc.--II on Form N-1A filed December 18, 1995.
     (5) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Piper Funds Inc.--II filed November 6, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANTS

     No person is directly or indirectly controlled by or under common control with the Registrants.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

     As of November 1, 1996:                              Number of
                                   Title of Class      Record Holders
                                   --------------      --------------

Government Income Fund             Common Shares            5,239
Intermediate Bond Fund             Common Shares            2,773
Adjustable Rate Mortgage
     Securities Fund               Common Shares           17,385

ITEM 27.  INDEMNIFICATION

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended.
Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding of the person against judgments, penalties, fines, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information on the business of the Adviser is described in the section of the Prospectus, incorporated by reference in this Registration Statement, entitled "Management -- Investment Adviser."

     The officers and directors of the Adviser and their titles are as follow:

          Name                               Title
          ----                               -----

     William H. Ellis                   President, Director and Chairman of
                                           the Board
     Charles N. Hayssen                 Director
     Bruce C. Huber                     Director
     David E. Rosedahl                  Director
     Momchilo Vucenich                  Director

     Paul A. Dow                        Senior Vice President and
                                           Chief Investment Officer
     Susan S. Miley                     Senior Vice President, General
                                        Counsel and Secretary
     Worth Bruntjen                     Senior Vice President
     Michael C. Derck                   Senior Vice President
     Richard W. Filippone               Senior Vice President
     John J. Gibas                      Senior Vice President
     Marijo A. Goldstein                Senior Vice President
     Mark R. Grotte                     Senior Vice President
     Jerry F. Gudmundson                Senior Vice President
     Robert C. Hannah                   Senior Vice President
     Lynne Harrington                   Senior Vice President
     Kim Jenson                         Senior Vice President
     Lisa A. Kenyon                     Senior Vice President
     Thomas S. McGlinch                 Senior Vice President
     Curt D. McLeod                     Senior Vice President
     Steven V. Markusen                 Senior Vice President
     Paula Meyer                        Senior Vice President
     Robert H. Nelson                   Senior Vice President
     Gary Norstrem                      Senior Vice President
     Nancy S. Olsen                     Senior Vice President
     Ronald R. Reuss                    Senior Vice President
     Bruce D. Salvog                    Senior Vice President
     John K. Schonberg                  Senior Vice President
     Sandra K. Shrewsbury               Senior Vice President
     David M. Steele                    Senior Vice President
     Robert H. Weidenhammer             Senior Vice President
     John G. Wenker                     Senior Vice President
     Douglas J. White                   Senior Vice President
     Cynthia K. Castle                  Vice President
     Richard Daly                       Vice President
     Molly Destro                       Vice President
     Julie Deutz                        Vice President
     Joyce A. K. Halbe                  Vice President
     Joan L. Harrod                     Vice President
     Mary M. Hoyme                      Vice President
     Amy K. Johnson                     Vice President
     Russell J. Kappenman               Vice President
     Kimberly F. Kaul                   Vice President
     John D. Kightlinger                Vice President
     Wan-Chong Kung                     Vice President
     Steven Meyer                       Vice President
     Thomas Moore                       Vice President
     Chris Neuharth                     Vice President
     Paul D. Pearson                    Vice President
     Eric L. Siedband                   Vice President
     Catherine M. Stienstra             Vice President

     Shaista Tajamal                    Vice President
     Jill A. Thompson                   Vice President
     Jane K. Welter                     Vice President
     Marcy K. Winson                    Vice President
     Fong P. Woo                        Vice President

     Principal occupations of Messrs. Ellis, Dow, Nelson and Ms. Miley are set forth in the Statement of Additional Information under the heading "Directors and Officers." MR. HAYSSEN is a Director of the Adviser and has been Chief Information Officer of Piper Jaffray Companies Inc. since January 1996 and a Managing Director of Piper Jaffray Inc. ("Piper Jaffray") since 1986, prior to which he was a Managing Director of Piper Jaffray Companies Inc. from 1987 to 1995, Chief Financial Officer of Piper Jaffray from 1988 to 1995, Chief Financial Officer of the Adviser from 1989 to 1995 and Chief Operating Officer
of the Adviser from 1994 to 1995.   MR. HUBER has been a Director of the Adviser
since 1985 and a Managing Director of Piper Jaffray since 1986. MR. ROSEDAHL is a Director of the Adviser and Managing Director and Secretary for Piper Jaffray and Managing Director, Secretary and General Counsel for Piper Jaffray Companies Inc. MR. VUCENICH has been a Director of the Adviser since 1994 and a Managing Director of Piper Jaffray Inc. since 1993.

     MR. BRUNTJEN has been a Senior Vice President of the Adviser since 1988. MR. DERCK has been a Vice President of the Adviser since November 1992, prior to which he had been a manager of Advisory Accounts Services with the Adviser since April 1992 and, before that, an Assistant Vice President at First Trust since 1976. MR. FILIPPONE has been a Senior Vice President of the Adviser since 1991. MR. GIBAS has been a Senior Vice President of the Adviser since 1992, prior to which he had been a Vice President of the Adviser from 1987 to 1992. MS. GOLDSTEIN has been a Senior Vice President of the Adviser since 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993. MR. GROTTE has been a Senior Vice President of the Adviser since 1992, prior to which he had been a Vice President of the Adviser from 1988 to 1992. MR. GUDMUNDSON has been a Senior Vice President of the Adviser since 1995, prior to which he was an Executive Vice President at Resource Capital Advisers from 1991 to 1995. MR. HANNAH has been a Senior Vice President of the Adviser since 1995, prior to which he was manager of Craig and Associates in Seattle, Washington from 1993 to 1994, and prior thereto, he was manager of Exvere in Seattle from January 1993 to August 1993 and a registered representative at Geneva in Irvine, California from 1991 to 1992. MS. HARRINGTON has been a Senior Vice President of the Adviser since 1995, prior to which she was a Managing Director at Piper Jaffray Inc. in the Public Finance Department. MS. KENYON has been a Senior Vice President of the Adviser since 1992, prior to which she had been a financial adviser for a private family in Los Angeles. MS. JENSON has been a Senior Vice President of the Adviser since 1996, prior to which she was a Managing Director at Piper Trust since 1991. MR. MCGLINCH has been a Senior Vice President of the Adviser since 1995, prior to which he had been a Vice President of the Adviser since 1992 and, prior thereto, he had been a specialty products trader at FBS Investment Services from 1990 to 1992. MR. MCLEOD has been a Senior Vice President of the Adviser since 1995, prior to which he had been an analyst at the Adviser since 1988. MR. MARKUSEN has been a Senior Vice President of the Adviser since 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993. MS. MEYER has been a Senior Vice President of the Adviser since 1994, prior to which she had been a Vice President of Secura Insurance, Appleton, Wisconsin from 1988 to 1994. MR. NORSTREM has been a Senior Vice President of the Adviser since 1993, prior to which he was Treasurer of the City of Saint Paul, Minnesota for twenty-eight years. MS. OLSEN has been a Senior Vice President of the Adviser since 1991. MR. REUSS has been a Senior Vice President of the Adviser since 1989. MR. SALVOG has been a Senior Vice President of the Adviser since 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992. MR. SCHONBERG has been a Senior Vice President of the Adviser since 1995, prior to which he was a Vice President of the Adviser from 1992 to 1995 and a portfolio manager for the Adviser since 1989. MS. SHREWSBURY has been a Senior Vice President of the Adviser since 1993, prior to which she had been a Managing Director of Piper Jaffray since 1992, and a Vice President of Piper Jaffray since 1990. MR. STEELE has been a Senior Vice President of the Adviser since 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992. MR. WEIDENHAMMER has been a Senior Vice President of the Adviser since 1991. MR. WENKER has been a Senior Vice President of the Adviser since 1993, prior to which he had been a Managing Director of Piper Jaffray from 1992 to 1993, and prior thereto, the Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. MR. WHITE has been a Senior Vice President of the Adviser since 1991.

     MS. CASTLE has been a Vice President of the Adviser since 1994, prior to which she was a client service associate of the Adviser since 1990. MR. DALY has been a Vice President of the Adviser since 1992, prior to which he was an Assistant Vice President of the Piper Jaffray since 1990 and a broker with Piper Jaffray from 1987 to 1992. MS. DESTRO has been aVice President of the Adviser since 1994, prior to which she was an Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser. MS. DEUTZ has been a Vice President of the Adviser since September 1995, prior to which she was an Assistant Vice President at Daiwa Bank, Ltd. from 1992 to September 1995 and a manager of financial reporting at The Churchill Companies from 1991 to 1992.
MS. HALBE has been a Vice President of the Adviser since 1996, prior to which she was a Vice President at First Asset Management since 1990. MS. HARROD has been a Vice President of the Adviser since 1992 and has been a trader for the Adviser since 1989. MS. HOYME has been a Vice President of the Adviser since 1996, prior to which she had been a Vice President at First Asset Management since 1989. MS. JOHNSON has been a Vice President of the Adviser since 1994, prior to which she was an Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser. MR. KAPPENMAN has been a Vice President of the Adviser since 1991. MS. KAUL has been a Vice President and Director of Corporate Communications of the Adviser since 1991. MR. KIGHTLINGER has been a Vice President of the Adviser since 1991. MS. KUNG has been a Vice President of the Adviser since 1993, prior to which she had been a Senior Consultant at Cytrol Inc. from 1989 to 1992. MR. MEYER has been a Vice President of the Adviser since 1994 and manager of Systems Integration for the Adviser since 1991. MR. MOORE has been a Vice President of the Adviser since 1992, prior to which he was a Portfolio Manager at Alpine Capital Management from 1990 to 1992 and a broker at Hanifen Capital Management from 1990 to 1992. MR. NEUHARTH has been a Vice President of the Adviser since 1996, prior to which he had been a senior mortgage trader at FBS Mortgage since 1995, and prior thereto, a fixed income portfolio manager at Fortis Financial since 1987. MR. PEARSON has been a Vice President of the Adviser since 1995, prior to which he was Mutual Funds Accounting Manager of the Adviser from 1994 to 1995 and prior thereto, Director of Fund Operations at Norwest Bank, Minneapolis from 1992 to 1994. MR. SIEDBAND has been a Vice President of the Adviser since 1992. MS. STIENSTRA has been a Vice President of the Adviser since November 1995 and a municipal bond trader of the Adviser since June 1995, prior to which she was an assistant analyst of the Adviser from 1991 to 1994. MS. TAJAMAL has been a Vice President of the Adviser since 1995 and a portfolio manager of the Adviser since 1993, prior to which she was a money market analyst of the Adviser from 1990 to 1993. MS. THOMPSON has been a Vice President of the Adviser since 1994, prior to which she had been a Vice President at First Asset Management since 1991.
MS. WELTER has been a Vice President of the Adviser since 1994, prior to which she was a client service associate of the Adviser since 1993 and a mutual fund accountant with the Adviser from 1990 to 1993. MS. WINSON has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992. MR. WOO has been a Vice President of the Adviser since 1994, prior to which he was a municipal credit analyst of the Adviser since 1992 and a credit specialist at a commercial trading firm from 1991 to 1992.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Piper Jaffray Inc. acts as principal underwriter for the Registrant and also for three other open-end investment companies, Piper Funds Inc. -- II, the shares of which are currently offered in one series, Piper Institutional Funds Inc., the shares of which are currently offered in one series and Piper Global Funds Inc., the shares of which are currently offered in two series. Piper Jaffray has acted as principal underwriter in connection with the initial public offering of shares of 23 closed-end investment companies.

     (b) The name, positions and offices with Piper Jaffray Inc., and positions and offices with the Registrant of each director and officer of Piper Jaffray Inc. are as follow:

                         Positions and Offices         Positions and Offices
     Name                   with Underwriter                with Registrant
     ----                ---------------------         ------------------------

Addison L. Piper         Chairman of the Board of                None
                         Directors and Chief Executive
                         Officer

Ralph W. Burnet          Member of the Board                     None
                         of Directors

William H. Ellis         Member of the Board                     None
                         of Directors

                         Positions and Offices         Positions and Offices
     Name                   with Underwriter                with Registrant
     ----                ---------------------         ------------------------

John L. McElroy, Jr.     Member of the Board                     None
                         of Directors

Kathy Halbreich          Member of the Board                     None
                         of Directors

Robert S. Slifka         Member of the Board                     None
                         of Directors

David Stanley            Member of the Board                     None
                         of Directors

James J. Bellus          Managing Director                       None

AnnDrea M. Benson        Managing Director and                   None
                         General Counsel

Lloyd K. Benson          Managing Director                       None

Gary J. Blauer           Managing Director                       None

Karen M. Bohn            Managing Director                       None

Sean K. Boyea            Managing Director                       None

Ronald O. Braun          Managing Director                       None

Jay A. Brunkhorst        Managing Director                       None

Kenneth S. Cameranesi    Managing Director                       None

Stephen M. Carnes        Managing Director                       None

Joseph V. Caruso         Managing Director                       None

Antonio J. Cecin         Managing Director                       None

Joyce E. Chaney          Managing Director                       None

Kenneth P. Clark         Managing Director                       None

Linda A. Clark           Managing Director                       None

Stephen B. Clark         Managing Director                       None

                         Positions and Offices         Positions and Offices
     Name                   with Underwriter                with Registrant
     ----                ---------------------         ------------------------

David P. Crosby          Managing Director                       None

Mark A. Curran           Managing Director                       None

George S. Dahlman        Managing Director                       None

Jack C. Dillingham       Managing Director                       None

Mark T. Donahoe          Managing Director                       None

Darci L. Doneff          Managing Director                       None

Andrew S. Duff           Managing Director                       None

Andrew W. Dunleavy       Managing Director                       None

Richard A. Edstrom       Managing Director                       None

Fred R. Eoff, Jr.        Managing Director                       None

Richard D. Estenson      Managing Director                       None

Francis E. Fairman IV    Managing Director                       None

John R. Farrish          Managing Director                       None

G. Richard Ferguson      Managing Director                       None

Paul Ferry               Managing Director                       None

Mark E. Fisler           Managing Director                       None

Michael W. Follett       Managing Director                       None

Daniel P. Gallaher       Managing Director                       None

Peter M. Gill            Managing Director                       None

Kevin D. Grahek          Managing Director                       None

Paul D. Grangaard        Managing Director                       None

James S. Harrington      Managing Director                       None

Charles N. Hayssen       Managing Director                       None

                         Positions and Offices         Positions and Offices
     Name                   with Underwriter                with Registrant
     ----                ---------------------         ------------------------

William P. Henderson     Managing Director                       None

Allan F. Hickok          Managing Director                       None

Richard L. Hines         Managing Director                       None

David B. Holden          Managing Director                       None

Charles E. Howell        Managing Director                       None

Bruce C. Huber           Managing Director                       None

Elizabeth A. Huey        Managing Director                       None

John R. Jacobs           Managing  Director                      None

Earl L. Johnson          Managing Director                       None

Richard L. Johnson       Managing Director                       None

Nicholas P. Karos        Managing Director                       None

Paul P. Karos            Managing Director                       None

Richard G. Kiss          Managing Director                       None

Gordon E. Knudsvig       Managing Director                       None

Jerome P. Kohl           Managing Director                       None

Eric W. Larson           Managing  Director                      None

Dan L. Lastavich         Managing Director                       None

Robert J. Magnuson       Managing Director                       None

Robert E. Mapes          Managing Director                       None

Peter T. Mavroulis       Managing Director                       None

Michael P. McMahon       Managing Director                       None

G. Terry McNellis        Managing Director                       None

Thomas A. Medlin         Managing Director                       None

                         Positions and Offices         Positions and Offices
     Name                   with Underwriter                with Registrant
     ----                ---------------------         ------------------------

Darryl L. Meyers         Managing Director                       None

Joseph E. Meyers         Managing Director                       None

John V. Miller           Managing Director                       None

Dennis V. Mitchell       Managing Director                       None

Edward P. Nicoski        Managing Director                       None

Barry J. Nordstrand      Managing Director                       None

Benjamin S. Oehler       Managing Director                       None

Brooks G. O'Neil         Managing Director                       None

John P. O'Neill          Managing Director                       None

John Otterlei            Managing Director                       None

Robin C. Pfister         Managing Director                       None

Laurence S. Podobinski   Managing Director                       None

Steven J. Proeschel      Managing Director                       None

Rex W. Ramsay            Managing Director                       None

Brian J. Ranallo         Managing Director                       None

Roger W. Redmond         Managing Director                       None

Robert P. Rinek          Managing Director                       None

Wesley L. Ringo          Managing Director                       None

Jim M. Roane             Managing Director                       None

Deborah K. Roesler       Managing Director                       None

Russ E. Rogers           Managing Director                       None

David E. Rosedahl        Managing Director                       None
                         and Secretary

Terry D. Sandven         Managing Director                       None

                            Positions and Offices        Positions and Offices
       Name                    with Underwriter               with Registrant
       ----                 ---------------------        -----------------------

Thomas P. Schnettler        Managing Director                      None

Steven R. Schroll           Managing Director                      None

Joyce Nelson Schuette       Managing Director                      None

Lawrence M. Schwartz, Jr.   Managing Director                      None

Morton D. Silverman         Managing Director                      None

Linda E. Singer             Managing Director                      None

David P. Sirianni           Managing Director                      None

Arch C. Smith               Managing Director                      None

Robert L. Sonnek            Managing Director                      None

Thomas E. Stanberry         Managing Director                      None

DeLos V. Steenson           Managing Director                      None

D. Greg Sundberg            Managing Director                      None

Robert D. Swerdling         Managing Director                      None

William H. Teeter           Managing Director                      None

Ann C. Tillotson            Managing Director                      None

Marie Uhrich                Managing Director                      None

Momchilo Vucenich           Managing Director                      None

Charles M. Webster, Jr.     Managing Director                      None

Darrell L. Westby           Managing Director                      None

David R. Westcott           Managing Director                      None

Douglas R. Whitaker         Managing Director                      None

James H. Wilford            Managing Director                      None

Stephen W. Woodard          Managing Director                      None

Mark Wren                Managing Director                  None

Saul Yaari               Managing Director                  None

Beverly J. Zimmer        Managing Director                  None

The principal business address of each of the individuals listed above is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrants at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804, except that the physical possession of certain accounts, books and other documents related to the custody of the Registrants' securities is maintained by Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri 64105.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a)  Not applicable.

     (b)  Not applicable.

     (c) Each recipient of a prospectus of any series of the Registrants may request the latest Annual Report of such series, and such Annual Report will be furnished by the Registrants without charge.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 5th day of November 1996.

                                        PIPER FUNDS INC.
                                        (Registrant)


                                        By   /s/ Paul A. Dow
                                           ------------------------
                                           Paul A. Dow, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

  /s/ Paul A. Dow                  President (principal     November 5, 1996
-------------------------------    executive officer)
Paul A. Dow

  /s/ Robert H. Nelson             Treasurer (principal     November 5, 1996
-------------------------------    financial and
Robert H. Nelson                   accounting officer)


David T. Bennett*                  Director

Jaye F. Dyer*                      Director

William H. Ellis*                  Director

Karol D. Emmerich*                 Director

Luella G. Goldberg*                Director


-------------------------------    Director
David A. Hughey

George Latimer*                    Director


*By   /s/ William H. Ellis                                  November 5, 1996
    ---------------------------
     William H. Ellis, Attorney-in-Fact

                                  EXHIBIT INDEX
                                       TO
                             REGISTRATION STATEMENT
                                       OF
                                PIPER FUNDS INC.

Exhibit                                                                 Page No.
-------                                                                 --------

     11        Consent of KPMG Peat Marwick LLP